Exhibit 10.1

                                                MULTI-TENANT LEASE
                                                   (TRIPLE NET)

                                                     LANDLORD:

                                        LBA REALTY FUND–HOLDING CO. I, LLC,
                                       a Delaware limited liability company

                                                      TENANT:
                                         MIDLAND CREDIT MANAGEMENT, INC.,
                                               a Kansas corporation

8875 Aero Drive
Midland Credit Management, Inc.

                                SUMMARY OF BASIC LEASE INFORMATION AND DEFINITIONS

This SUMMARY OF BASIC LEASE  INFORMATION AND DEFINITIONS  ("Summary") is hereby  incorporated  into and made a part of the attached  Multi-Tenant  Lease which pertains to the Project  described in Section 1.3  below. All references in the Lease to the "Lease"  shall include this  Summary.  All  references in the Lease to any term defined in this
Summary  shall have the meaning set forth in this Summary for such term.  Any initially  capitalized  terms used in this  Summary and any  initially  capitalized  terms in the Lease which are not  otherwise  defined in this Summary shall have the meaning  given to such terms in the Lease.  If there is any  inconsistency  between this Summary and the Lease, the provisions of the Lease shall control.

1.1      Landlord's Address:                LBA REALTY FUND – HOLDING CO., I, LLC
                                            c/o Layton-Belling & Associates
                                            4440 Von Karman Avenue, Suite 150
                                            Newport Beach, California  92660
                                            Attention: Mr. Steven R. Layton

1.2      Tenant's Address:                  (Before taking possession)
                                            MIDLAND CREDIT MANAGEMENT, INC.
                                            c/o Encore Capital Group, Inc.
                                            5775 Roscoe Court
                                            San Diego CA 92123
                                            Attention:  General Counsel
                                            (After taking possession) At the Premises.

1.3      Project:  The  development in the City of San Diego,  County of San Diego,  State of California,  as shown on  the  site  plan  attached  hereto  as  Exhibit "A".  The  Project  includes  all  buildings,  improvements  and facilities,  now or subsequently located within such development from time to time, including,  without limitation, the Building  currently  located within the Project,  as depicted on the site plan attached  hereto as Exhibit "A".
The  aggregate  rentable  square  feet  of all of the  Project  is  approximately  101,590  rentable  square  feet.
Landlord may, from time to time, expand or reduce the area comprising the Project.

1.4      Building:  A multi-tenant  building  located in the Project,  containing  approximately  101,590  rentable square feet, the address of which is 8875 Aero Drive, San Diego, California 92123.

1.5      Premises:  Those  certain  premises  within the  Building  located on the second  floor of the Building as shown on the floor plan attached hereto as Exhibit "B",  containing  approximately 50,549 rentable square feet, and not to exceed 52,500  rentable  square feet. The Premises also includes  Tenant’s  nonexclusive  right to use parts of the roof for  communications  facilities and mechanical  equipment in accordance  with  Section 36.  Because the
Premises include the primary  telecommunications  portals to the Building, Tenant shall permit other tenants of the
Building access to such portals through an intermediate  distribution  frame; but no such tenant will have physical access to Tenant’s telecommunications closet or such portals.

1.6      Tenant's  Share:  Tenant's Share is the percentage  ratio that the rentable square footage of the Premises bears to the rentable  square footage of the Building.  Accordingly,  as more  particularly  set forth in Section 4 of this Lease,  Tenant shall pay to Landlord that percentage  ratio of the Operating  Expenses.  See  Section 6.2.3 concerning  Tenant's  Share for  Operating  Expenses  for the New Parking  Space Area and Section 4.12 for Tenant's
Share for Operating Expenses for the HVAC System.

1.7      Commencement  Date:  The earlier to occur of (i) the  date Tenant  commences  business  operations  in the
Premises,  or (ii) the  later of (a) four (4) months  following the Delivery  Date,  (b) the date on which Landlord gives Tenant  accurate  written notice that  Landlord's  Work has been  Substantially  Completed or  (c) October 1,
2004.  Landlord shall deliver the Premises to Tenant  immediately  following the date Landlord  obtains  possession of the Premises  from the current  tenant  thereof.  The date of  Landlord's  delivery of the Premises to Tenant is referred to herein as the  "Delivery  Date",  which shall be deemed to have  occurred on the date Landlord has obtained  possession  of the Premises from the current  tenant  thereof.  The  foregoing  four (4) month period shall be subject to extension as provided in Section 7 of the Tenant Work Letter.

8875 Aero Drive
Midland Credit Management, Inc.

1.8      Term: One hundred  twenty-six  (126) months,  as may be sooner  terminated or extended in accordance  with this Lease.

1.9      Basic Rent:

                Months                                Basic Rent

                 1-12*                                 $62,900.00**

                 13-24                                 $71,040.00***

                 25-48                                $1.55 x RSF****

                 49-72                                $1.63 x RSF

                 73-96                                $1.71 x RSF

                97-120                                $1.80 x RSF

                121-126                               $1.89 x RSF

*Including  any partial  month at the  beginning of the Term if the  Commencement  Date is not the first day of the month.
**The  Basic Rent during  this  period is  calculated  on 42,500  rentable  square  feet  notwithstanding  that the
Premises contain approximately 50,000 rentable square feet.
***The  Basic Rent  during this period is  calculated  on 48,000  rentable  square  feet  notwithstanding  that the
Premises contain approximately 50,000 rentable square feet.
****“RSF”  means the number of rentable  square feet of the Premises as determined  in accordance  with Section 1.3 of the Lease.

1.10     Parking:  The greater of (i) three  hundred fifty (350) parking  spaces or (ii) seven  (7) parking  spaces per 1,000 rentable  square feet of the Premises (and one space per 143 rentable  square feet for the area above the nearest 1000 rentable square feet), as shown on Exhibit G"  attached hereto,  subject,  however, to the provisions of Section 6.2 of the Lease.  Parking will be provided at no additional cost to Tenant.

1.11     Security Deposit:  $62,900.00.

1.12     Permitted Use: A call center,  general office,  customer service center,  engineering offices and, subject to Landlord's  reasonable approval,  any other use permitted under all applicable laws and zoning, and for no other purpose whatsoever.

1.13     Brokers:  Burnham Real Estate  Services  representing  Landlord and The Irving  Hughes Group  representing
Tenant.

8875 Aero Drive
Midland Credit Management, Inc.

1.14     Interest  Rate:  The lesser of:  (a) the prime rate announced from time to time by Wells Fargo Bank or, if
Wells Fargo Bank ceases to exist or ceases to publish such rate,  then the rate  announced from time to time by the largest (as  measured by  deposits)  chartered  operating  bank  operating  in  California,  as its "prime rate" or
"reference rate", plus five percent (5%) per annum; or (b) the maximum rate permitted by law.

1.15     Tenant  Improvements:  The tenant  improvements  to be  installed  in the  Premises,  as  described in the
Tenant Work Letter attached hereto as Exhibit "C".

1.16     Guarantor:  Encore Capital Group, Inc., a Delaware corporation.

8875 Aero Drive
Midland Credit Management, Inc.

                                             MULTI-TENANT OFFICE LEASE

This LEASE ("Lease"),  which includes the preceding Summary of Basic Lease Information and Definitions  ("Summary")
attached hereto and  incorporated  herein by this reference,  is made as of the 8th day of April, 2004, by and between LBA REALTY  FUND-HOLDING CO. I, LLC, a Delaware limited liability  company,  ("Landlord"),  and MIDLAND
CREDIT MANAGEMENT, INC., a Kansas corporation ("Tenant").

1.       Premises.

1.1      Premises.  Landlord  hereby leases to Tenant and Tenant  hereby  leases from Landlord the Premises,  on an exclusive  basis,  and the Common Area, on a nonexclusive  basis (subject to Tenant’s  exclusive  parking  rights), upon and subject to the terms, covenants and conditions contained in this Lease to be performed by each party.

1.2      Landlord's  Reservation of Rights.  Provided  Tenant's use of and access to the Premises is not interfered with in an unreasonable manner,  Landlord reserves the right from time to time to install,  use, maintain,  repair, replace  and  relocate  pipes,  ducts,  conduits,  wires and  appurtenant  meters and  equipment  above the ceiling surfaces, below the floor surfaces and within the walls of the Building and the Premises.

1.3      Measurement.  Rentable  square  footage shall be determined  in  accordance  with the Standard  Method for
Measuring Floor Area in Office  Buildings,  ANSI/BOMA  Z65.1-1996 (the "BOMA  Standard").  Within 14 days after the
Commencement Date,  Landlord shall deliver to Tenant a certification by Pacific  Cornerstone,  or another architect reasonably  acceptable to Tenant,  establishing  the number of rentable square feet for the Premises,  the Building and the  Project.  Unless  Tenant  objects in writing to such  measurement  within two weeks  after its  receipt of certification,  the  measurements set forth in such  certification  will be deemed the rentable square feet for the
Premises,  Building,  and  Project  and will not be subject to any  adjustment  unless the  Building  or Project is expanded to include  additional  rentable square feet of space or reduced to exclude  rentable square feet of space
(including  converting the  approximately  15,000  rentable  square feet of the existing truck loading area for the tenant  under the BofA  Lease to Common  Area).  If Tenant  objects to  Landlord’s  architect’s  measurement,  then within two weeks after the date of Tenant’s  objection,  Landlord’s  architect and Tenant’s architect shall attempt to agree on the rentable  square feet of the Premises and Building.  If they so agree within such two-week  period, the agreed  measurements  constitute the rentable  square feet of the Premises,  Building,  and Project and are not subject  to  adjustment  except  as  described  above.  If  Landlord  and  Tenant  do not  arrive  at an  agreed on measurement  within such period,  then they shall immediately  submit to the American  Arbitration  Association for the binding determination of such measurements.

2.       Term.

2.1      Term;  Notice of Lease Dates.  The Term of this Lease shall be for the period  designated  in  Section 1.8 of the Summary  commencing on the Commencement  Date, and ending on the expiration of such period,  unless the Term is sooner  terminated or extended as provided in this Lease.  Notwithstanding  the foregoing,  if the  Commencement
Date  falls on any day other than the first day of a  calendar  month then the term of this Lease will be  measured from the first day of the month  following the month in which the  Commencement  Date occurs.  Within ten (10) days after the Commencement  Date,  Landlord and Tenant shall execute a written  confirmation of the  Commencement  Date and expiration date of the Term in the form of the Notice of Lease Term Dates attached hereto as Exhibit "D".

2.2      Early  Occupancy.  If Tenant  occupies the Premises prior to the  Commencement  Date, such early occupancy shall be subject to all of the terms and conditions of this Lease,  including,  without limitation,  the provisions of  Sections 17,  20 and 22 except that  provided  Tenant does not  commence  the  operation  of business  from the
Premises, Tenant will not be obligated to pay rent during the period of such early occupancy.

8875 Aero Drive
Midland Credit Management, Inc.

2.3      Option to Extend.  Tenant  shall have two (2) options  (each,  an  "Extension  Option") to extend the Term for a period  (each,  an "Option  Period") of five (5) years each,  upon the same terms and  conditions  previously applicable,  except for the grant of any  previously  exercised  Extension  Option and Basic Rent  (which  shall be determined as set forth below).  An Extension  Option may be validly  exercised only by notice in writing  received by Landlord  not later than nine (9) months  prior to  commencement  of the  applicable  Option  Period;  provided, however,  that an Extension  Option may be validly  exercised only if no Tenant default exists after  expiration of the applicable cure period,  as of the date of exercise and, at Landlord's  option,  as of the  commencement of the
Option  Period.  If Tenant does not exercise an  Extension  Option  during the  exercise  period set forth above in strict  accordance  with the provisions  hereof,  the Extension  Option (and the subsequent  Extension  Option,  as applicable)  shall  forever  terminate  and be of no further  force or effect.  Tenant  shall not have the right to exercise an Extension  Option if Tenant (or a Permitted  Transferee)  does not  physically  occupy at least half of the entire  Premises,  or if the Lease has been  assigned  or if more than half of the  Premises  have been  sublet
(other than to a Permitted Transferee).

Basic Rent during each Option  Period shall be equal to ninety seven  percent (97%) of the Fair Market Rental as of the  commencement  of the Option  Period.  For  purposes  hereof,  "Fair  Market  Rental"  shall mean the base rent payable  during  the  Option  Period  to a  willing  landlord  by a  willing  tenant  having  a  similar  financial responsibility,  credit  rating and  capitalization  as Tenant  then has,  taking into  account all other  relevant factors for like and comparable space,  improved with tenant  improvements of like and comparable  quality to those then  existing in the  Premises  in the Kearney  Mesa area of San Diego.  Fair Market  Rental  shall also take into consideration  Tenant's  parking  rights  under this Lease and all other terms and  conditions  of this  Lease.  At least four (4) months  prior to the Option  Period,  Landlord  shall  notify  Tenant of the Fair  Market  Rental as determined by Landlord.  Any dispute  between the parties hereto with respect to the amount so determined  shall be resolved  by  arbitration,  as set forth  below;  provided,  however,  that there  shall be deemed not to be such a dispute unless Tenant  notifies  Landlord  thereof in writing  within 60 days after Landlord so notifies  Tenant of the Fair Market Rental and Tenant sets forth in such notice Tenant's  determination  of Fair Market Rental.  If, in the event of a dispute,  the  arbitrators  have not  determined the Fair Market Rental by the  commencement  of the
Option  Period,  Tenant  shall pay as Basic  Rent the amount  determined  by  Landlord  until such time as the Fair
Market  Rental  has been  determined  by  arbitration,  whereupon  Tenant  shall pay any  additional  amount due to
Landlord based upon such  subsequent  determination  of Fair Market Rental.  If the Basic Rent so paid by Tenant is higher than that ultimately  determined by the arbitration  process,  then Landlord shall reimburse such difference to Tenant within 10 days after such determination.

If Tenant timely notifies  Landlord in writing of Tenant's dispute regarding  Landlord's  determination of the Fair
Market  Rental,  then Fair Market  Rental shall be  determined  as follows.  Landlord and Tenant shall each appoint one  arbitrator who shall by profession be a real estate  appraiser  active over the five (5) year period ending on the date of such  appointment  in the appraisal of commercial  properties in the Kearney Mesa area of San Diego and who shall not have been  employed  or  engaged  by either  party (or by any  affiliate  of such party or any of its owners) during said five (5) year period.  Each such arbitrator  shall be appointed  within fifteen (15) days after
Tenant  notifies  Landlord  of  Tenant's  dispute  of  Landlord's  determination  of Fair  Market  Rental.  The two arbitrators  so appointed  shall,  within  fifteen (15) days of the date of the  appointment  of the last appointed arbitrator,  agree upon and appoint a third  arbitrator  who shall be qualified  under the same  criteria set forth above. The three arbitrators  shall,  within thirty (30) days of the appointment of the third  arbitrator,  reach a decision  as to whether  the  parties  shall use  Landlord's  or  Tenant's  submitted  Fair  Market  Rental for the
Premises,  and shall  notify  Landlord  and Tenant  thereof.  Such  decision  shall be based upon the  criteria and variables  set forth  above.  The new Basic Rent shall  thereafter  be equal to ninety seven  percent  (97%) of the
Fair  Market  Rental of the  Premises so selected by the  arbitrators.  The  decision of the  majority of the three arbitrators  shall be  binding  upon  Landlord  and  Tenant.  If either  Landlord  or Tenant  fails to  appoint  an arbitrator  within the time period  specified  hereinabove,  the arbitrator  appointed by one of them shall reach a decision,  notify Landlord and Tenant thereof,  and such  arbitrator's  decision shall be binding upon Landlord and
Tenant.  If the two  arbitrators  fail to agree upon and  appoint a third  arbitrator,  both  arbitrators  shall be dismissed  and the matter to be decided shall be forthwith  submitted to  arbitration  under the  provisions of the
American  Arbitration  Association in accordance with the method described above. The cost of arbitration  shall be paid by Landlord and Tenant equally.

8875 Aero Drive
Midland Credit Management, Inc.

3.       Rent.

3.1      Basic Rent.  Tenant agrees to pay Landlord,  as basic rent for the Premises,  the Basic Rent designated in
Section 1.9  of the  Summary.  The Basic Rent shall be paid by Tenant in advance on the first day of each and every calendar  month  during the Term,  except  that the first  full  month's  Basic  Rent  shall be paid upon  Tenant's execution  and  delivery  of this Lease to  Landlord.  Basic Rent for any  partial  month  shall be prorated in the proportion  that the number of days this Lease is in effect  during such month  bears to the actual  number of days in such month.

Notwithstanding  anything to the contrary contained herein,  Landlord hereby agrees to abate Tenant's obligation to pay Basic  Rent and  Operating  Expenses  for the first  full  calendar  month of the  initial  Term.  During  such abatement period, Tenant shall still be responsible for all of its other obligations under this Lease.

3.2      Additional  Rent.  All  amounts and  charges  payable by Tenant  under this Lease in addition to the Basic
Rent described in Section 3.1  above shall be considered  additional  rent for the purposes of this Lease,  and the word "rent" in this Lease shall include such  additional  rent unless the context  specifically  or clearly implies that only the Basic Rent is referenced.  The Basic Rent and  additional  rent shall be paid to Landlord as provided in Section 7,  without any prior demand therefor and without any deduction or offset (except as otherwise  provided herein), in lawful money of the United States of America.

3.3      Late  Payments.  Late  payments  of Basic  Rent  and/or  any item of  additional  rent will be  subject to interest and a late charge as provided in Section 23.7 below.

3.4      Triple-Net  Lease.  All rent shall be  absolutely  net to  Landlord  so that this Lease shall yield net to
Landlord,  the rent to be paid each month during the Term of this Lease.  Accordingly,  except as specifically  set forth herein,  all costs,  expenses and obligations of every kind or nature whatsoever  relating to Tenant’s use of the  Premises,  and  Tenant's  Share of all costs,  expenses  and  obligations  of every kind or nature  whatsoever relating  to the  remaining  portion  of the  Project,  which may arise or become due during the Term of this Lease shall be paid by Tenant.  Nothing  herein  contained  shall be deemed to  require  Tenant to pay or  discharge  any liens or  mortgages  of any  character  whatsoever  which may exist or  hereafter  be placed upon the Project by an affirmative act or omission of Landlord.

4.       Common Area; Operating Expenses.

4.1      Definition of Common Area.  The term "Common  Area" means all areas and the  improvements  thereon  within the exterior  boundaries  of the Project now or later made  available  for the general use of Landlord,  Tenant and other persons  entitled to occupy floor area in the Project and their  customers,  including,  without  limitation, the parking facilities of the Project,  loading and unloading areas, trash areas,  roadways,  sidewalks,  walkways, parkways,  driveways,  landscaped areas, and similar areas and facilities situated within the Project which are not reserved for the exclusive use of any Project occupants.  Common Area also shall include,  without limitation,  any common  entrances,  lobbies,  restrooms on multi-tenant  floors,  stairways and accessways,  loading docks,  ramps, drives and platforms and any  passageways and  serviceways  thereto to the extent not  exclusively  serving another tenant or contained  within  another  tenant's  premises,  and the common pipes,  conduits,  wires and  appurtenant equipment serving the Premises.

4.2      Maintenance  and Use of Common  Area.  Landlord  shall  maintain  the Common  Area in good  condition  and repair.  The use and  occupancy  by Tenant of the Premises  shall  include the right to use the Common Area (except to the extent such use would interfere with the  maintenance or operation of the Project),  in common with Landlord and other tenants of the Project and their  customers and invitees,  subject to (i) any  covenants,  conditions and restrictions  now or hereafter of record  (collectively  the  "Declaration"),  and (ii)  the Rules and  Regulations
attached  hereto  as  Exhibit "E".   Landlord  shall  enforce  the  Rules  and  Regulations  in  a  reasonable  and
non-discriminatory   manner  and  Tenant  agrees  to  promptly   comply  with  all  such  Rules  and   Regulations.
Notwithstanding  the foregoing,  any Declaration that is recorded  subsequent to the date hereof shall not diminish any rights of Tenant hereunder or increase any obligations of Tenant hereunder in any material respect.

8875 Aero Drive
Midland Credit Management, Inc.

4.3      Control of and Changes to Common Area.  Landlord  shall have the sole control of the Common Area,  as well as the right to make reasonable  changes to the Common Area.  Provided Landlord does not materially  interfere with
Tenant's use of and access to the Premises as  contemplated  by this Lease,  Landlord's  rights shall include,  but not be limited to, the right to (a) restrain the use of the Common Area by unauthorized  persons;  (b) cause Tenant to remove or restrain  persons  from any  unauthorized  use of the Common Area if they are using the Common Area by reason of  Tenant's  presence in the  Project;  (c) temporarily  close any portion of the Common Area for  repairs, improvements or alterations;  and  (d) reasonably  change the shape and size of the Common Area, add,  eliminate or change the location of  improvements  to the Common  Area,  including,  without  limitation,  buildings,  lighting, parking areas, landscaped areas, roadways, walkways, drive aisles and curb cuts.

4.4      Operating  Expenses.  Throughout  the Term of this Lease,  commencing  on the  Commencement  Date,  Tenant agrees to pay  Landlord as  additional  rent in  accordance  with the terms of this  Section 4,  Tenant's  Share of
Operating  Expenses.  As used in this Lease, the term "Operating  Expenses" shall consist of all costs and expenses reasonably  incurred  by  Landlord  for the  ownership,  operation,  maintenance,  repair  and  replacement  of the
Project.  Operating  Expenses  shall  include  the  following  costs  by way of  illustration  but not  limitation:
(i) Real  Property Taxes (but excluding any increases to Real Property Taxes resulting from any improvements to the
Project  constructed for the sole benefit of another  tenant);  (ii) any and all  assessments  under any covenants, conditions and restrictions affecting the Project;  (iii) water,  sewer and other utility charges on account of the
Common Area;  (iv) costs of insurance  obtained by Landlord  pursuant to Section 21  of this Lease  (excluding  any earthquake,  flood,  terrorism,  rental  loss in  excess of six (6)  months,  business  interruption,  or any other extraordinary  insurance  coverage,  except to the extent that such insurance is reasonably  required by Landlord's
lender);   (v) waste  disposal  and  janitorial   services  for  the  Common  Area;   (vi) security;   (vii) labor;
(viii) management fees and costs, including,  without limitation:  (A) wages,  salaries,  pension payments,  fringe benefits,  uniforms and  dry-cleaning  thereof  (and  payroll  taxes,  insurance  and similar  charges) of property management  employees,  (B) management  office  rental,  supplies,  equipment  and related  operating  expenses and
(C) management/administrative  fees,  provided that the sum of all such  management  fees and costs under this item
(viii) may not exceed 3% of Basic Rent from the Project;  (ix) supplies,  materials,  equipment and tools including rental of  personal  property;  (x) repair  and  maintenance  of all common  portions of the  buildings  within the
Project,  including the plumbing,  heating,  ventilating,  air-conditioning  and  electrical  systems  installed or
furnished  by  Landlord  as  well  as  the  HVAC   equipment   installed  as  part  of  the  Tenant   Improvements;
(xi) maintenance,   sweeping,   repairs,   resurfacing,   and  upkeep  of  all  parking  and  other  Common  Areas;
(xii) amortization  on a straight line basis over the useful life (together with interest at the annual rate of six percent on the unamortized balance) of all capitalized  expenditures which are:  (A) reasonably intended to produce a reduction in operating  charges or energy  consumption (but only to the extent of such  reduction);  (B) required under any  governmental  law or regulation  that was not applicable to the Project as of the date of this Lease; or
(C) for  replacement or restoration of any Project equipment and/or  improvements needed to operate and/or maintain the  Project  at the  same  quality  levels  as prior  to the  replacement  or  restoration;  (xiii) gardening  and landscaping;  (xiv) maintenance of signs (other than signs of tenants of the Project);  and (xv) personal  property taxes levied on or  attributable  to Landlord’s  personal  property used  exclusively in connection with the Common
Areas (or, if not used  exclusively,  then a prorata share of such taxes based upon the ratio that at the time such personal  property  is devoted  to the Common  Area bears to the total  amount of time such  personal  property  is used).  Notwithstanding  the forgoing,  the amount of any charges for any services provided by affiliates,  related or  designated  parties of Landlord  that are included in Operating  Expenses,  must be  reasonable,  customary and competitive with charges for similar services of independent contractors in the area where the Project is located.

Notwithstanding  any  implication to the contrary,  Operating  Expenses will not include any of the following:  (a)
legal fees,  brokerage  commissions,  advertising costs or related expenses in connection with the sale,  financing or  development  of any portion of the  Project or the  leasing of other  premises  within the  Project;  (b) costs incurred in connection  with damage or repairs that are covered under any insurance  policy  carried or required to be  carried  by  Landlord  in  connection  with the  Project;  (c)  expenses  for  repair  or  replacement  paid by condemnation  awards; (d) costs associated with damage or repairs to the Project  necessitated by the negligence or misconduct of Landlord or Landlord’s employees,  agents,  invitees,  or contractors;  (e) reserves or any kind; (f)
salaries or  overhead  expenses of Landlord  or any of its  affiliates  (other than the  management  fees and costs permitted in clause (viii) above); (g) any principal,  interest,  loan fees, or other carrying costs related to any mortgage  or deed of trust  encumbering  the  Project or  Premises  and all rental and other  payment due under any ground or underlying lease; (h) legal fees,  accountant fees and other expenses  incurred in disputes  regarding or associated  with the Project,  including  enforcement or defense of Landlord’s  title to or interest in the Project or any part thereof or with respect to disputes  with other  tenants of the Project;  (i) any fines,  late charges, penalties or other similar costs  incurred due to  violations  by Landlord of any  governmental  rule or authority, this Lease or any other lease,  or due to Landlord’s  negligence or  misconduct;  (j) costs incurred to comply with laws relating to Hazardous  Materials or to remove,  remedy,  contain,  or treat such Hazardous  Materials,  to the extent such  Hazardous  Materials are (i) in  existence as of the  Commencement  Date in violation of then existing
Environmental  Law or  (ii) introduced  after the Commencement  Date by Landlord or Landlord's  employees,  agents, contractors,  invitees or other tenants in violation of Environmental  Law in effect as of the date of introduction and (k) the Landlord’s Work.

8875 Aero Drive
Midland Credit Management, Inc.

4.5      Tenant's  Monthly  Operating  Expense Charge.  From and after the Commencement  Date,  Tenant shall pay to
Landlord,  on the first day of each  calendar  month  during the Term of this  Lease,  Tenant's  Share of an amount estimated  by Landlord to be the  Monthly  Operating  Expenses  for the Project for that month  ("Tenant's  Monthly
Operating Expense Charge") per the Estimate Statement.

4.6      Estimate  Statement.  Prior  to the  Commencement  Date  and on or  about  March 1st  of  each  subsequent calendar year during the Term of this Lease,  Landlord shall deliver to Tenant a statement  ("Estimate  Statement")
wherein  Landlord will  reasonably  estimate both the Operating  Expenses and Tenant's  Monthly  Operating  Expense
Charge for the then current calendar year. Tenant agrees to pay Landlord,  as additional rent,  Tenant's  estimated
Monthly  Operating  Expense Charge each month  thereafter,  beginning with the next  installment of rent due, until such time as Landlord issues a revised  Estimate  Statement or the Estimate  Statement for the succeeding  calendar year;  except that,  concurrently with the regular monthly rent payment next due following the receipt of each such
Estimate  Statement,  Tenant  agrees to pay  Landlord  an  amount  equal to one  monthly  installment  of  Tenant's estimated  Monthly  Operating  Expense  Charge  multiplied  by the number of months  from  January,  in the current calendar  year, to the month of such rent payment next due, all months  inclusive  (less any  applicable  Operating
Expenses  already  paid).  If at any time  during the Term of this  Lease,  but not more often than  semi-annually,
Landlord  reasonably  determines  that Tenant's Share of Operating  Expenses for the current  calendar year will be greater than the amount set forth in the then current  Estimate  Statement,  Landlord may issue a revised  Estimate
Statement and Tenant  agrees to pay  Landlord,  within 30 days of receipt of the revised  Estimate  Statement,  the difference  between the amount owed by Tenant under such revised  Estimate  Statement and the amount owed by Tenant under the  original  Estimate  Statement  for the  portion of the then  current  calendar  year which has  expired.
Thereafter,  Tenant  agrees to pay  Tenant's  Monthly  Operating  Expense  Charge  based on such  revised  Estimate
Statement until Tenant receives the next calendar year's  Estimate  Statement or a new revised  Estimate  Statement for the current calendar year.

4.7      Actual  Statement.  By March 1st of each calendar year during the Term of this Lease,  Landlord shall also deliver to Tenant a statement  ("Actual  Statement")  which states Tenant's Share of the actual Operating  Expenses for the preceding  calendar  year,  along with a detailed and  categorized  list of the  expenditures  on which the
Actual  Statement is based. If the Actual Statement  reveals that Tenant's Share of the actual  Operating  Expenses is more than the total Additional Rent paid by Tenant for Operating  Expenses on account of the preceding  calendar year,  Tenant  agrees to pay  Landlord the  difference  in a lump sum within ten (10) days of receipt of the Actual
Statement.  If the Actual Statement  reveals that Tenant's Share of the actual Operating  Expenses is less than the
Additional  Rent paid by Tenant for Operating  Expenses on account of the preceding  calendar  year,  Landlord will credit any  overpayment  toward the next monthly  installment(s)  of Tenant's  Share of the Operating  Expenses due
under  this  Lease.  Such  obligation  will be a  continuing  one which  will  survive  the  expiration  or earlier termination  of this  Lease.  Prior to the  expiration  or  sooner  termination  of the Lease  Term and  Landlord's acceptance  of Tenant's  surrender of the Premises,  Landlord will have the right to estimate the actual  Operating
Expenses  for the then  current  calendar  year and to collect  from  Tenant  prior to  Tenant's  surrender  of the
Premises,  Tenant's Share of any excess of such actual  Operating  Expenses over the estimated  Operating  Expenses paid by Tenant in such calendar year.

8875 Aero Drive
Midland Credit Management, Inc.

4.8      Miscellaneous.  Any  delay or  failure  by  Landlord  in  delivering  any  Estimate  Statement  or  Actual
Statement  pursuant  to this  Section 4  will not  constitute  a waiver  of its right to  require  an  increase  in additional rent for Operating  Expenses nor will it relieve Tenant of its  obligations  pursuant to this Section 4, except  that  Tenant  will not be  obligated  to make any  payments  based on such  Estimate  Statement  or  Actual
Statement until ten (10) days after receipt of such Estimate  Statement or Actual  Statement.  Even though the Term has expired and Tenant has vacated the  Premises,  when the final  determination  is made of Tenant's  Share of the actual Operating  Expenses for the year in which this Lease terminates,  Tenant agrees to promptly pay any increase due over the estimated  expenses paid and,  conversely,  any overpayment  made in the event said expenses  decrease shall promptly be rebated by Landlord to Tenant.  Such  obligation  will be a continuing one which will survive the expiration  or  termination  of this Lease.  Prior to the  expiration or sooner  termination  of the Lease Term and
Landlord's  acceptance of Tenant's  surrender of the Premises,  Landlord will have the right to estimate the actual
Operating  Expenses for the then current  Lease Year and to collect from Tenant prior to Tenant's  surrender of the
Premises,  Tenant's Share of any excess of such actual  Operating  Expenses over the estimated  Operating  Expenses paid by Tenant in such Lease Year.

4.9      Cap On  Controllable  Operating  Expenses.  Notwithstanding  anything  herein to the contrary,  solely for purposes of  calculating  Tenant's  Share of  Operating  Expenses  during the initial Term only,  the  Controllable
Operating  Expenses for any calendar year  following the first full calendar year of the Term shall not increase by more than five  percent  (5%) over the  maximum  permitted  Controllable  Operating  Expenses  for the  immediately preceding  calendar  year (i.e.,  on a cumulative  and compound  basis and  regardless  of the actual  Controllable
Operating  Expense  incurred for such preceding  calendar  year);  however,  if the actual  Controllable  Operating
Expenses for any calendar  year are greater than the maximum  amount  permitted to be charged to Tenant  hereunder, the difference shall be added to the actual  Controllable  Operating  Expenses for succeeding  calendar years until exhausted.  The term  "Controllable  Operating  Expenses"  means all  Operating  Expenses  other than Real Property
Taxes, insurance and capital expenditures described in clause (xii) of Section 4.4 above.

4.10     Limited Proposition 13  Protection.  Notwithstanding anything herein to the contrary,  solely for purposes of  calculating  Tenant's  Share of Operating  Expenses  during the first three (3) years of the initial Term only,
Real Property Taxes shall not include the amount of any increase in Real Property Taxes  directly  attributable  to
Landlord's  sale or transfer of the Project (or any transfer of ownership  interests in Landlord)  during the first three (3) years of the initial Term.  After the  expiration  of the first three (3) years of the initial Term,  the provisions of this Section 4.10 shall no longer apply.

4.11     Audit  Right.  Within  one  hundred  twenty  (120) days after  receipt  of an Actual  Statement  by Tenant
("Review  Period"),  if Tenant  disputes  the amount set forth in the Actual  Statement,  Tenant's  employees or an independent  certified public  accountant  (which  accountant is a member of a nationally or regionally  recognized accounting firm),  designated by Tenant, may, after reasonable notice to Landlord and at reasonable times,  inspect
Landlord's records (pertaining to Landlord's  calculation of Operating  Expenses) at Landlord's  offices,  provided that Tenant is not then in default  after  expiration  of all  applicable  cure periods and  provided  further that
Tenant and such  accountant  or  representative  shall,  and each of them shall use their  commercially  reasonable efforts to cause their  respective  agents and  employees  to,  maintain all  information  contained in  Landlord's records  in  strict  confidence.  Notwithstanding  the  foregoing,  Tenant  shall  only  have the  right to  review
Landlord's  records one (1) time during any twelve (12) month period.  Tenant's  failure to dispute the amounts set forth in any Actual  Statement  within the Review  Period  shall be deemed to be  Tenant's  approval of such Actual
Statement  and  Tenant,  thereafter,  waives the right or ability to dispute  the  amounts set forth in such Actual
Statement.  If after  such  inspection,  but within  thirty  (30) days after the  Review  Period,  Tenant  notifies
Landlord in writing that Tenant still  disputes  such  amounts,  a  certification  as to the proper amount shall be made, at Tenant's expense,  by an independent  certified public accountant selected by Landlord and who is a member of a nationally or regionally  recognized  accounting firm (and who has not previously been retained by Landlord or any  affiliate  of Landlord  or any of its  owners).  Landlord  shall  cooperate  in good faith with Tenant and the accountant  to provide  Tenant and the  accountant  with the  information  upon  which the  certification  is to be based.  However,  if such  certification by the accountant  proves that the total amount of Operating  Expenses set forth in the Actual  Statement were overstated by more than three percent (3.0%),  then the reasonable costs of the accountant  originally  retained by Tenant and the  accountant  selected by  Landlord as  described  above and such certification  shall be paid for by Landlord.  Promptly  following the parties receipt of such  certification,  the parties  shall  make  such  appropriate  payments  or  reimbursements,  as the case may be, to each  other,  as are determined  to be owing  pursuant to such  certification.  In no event shall  Landlord or its  property  manager be required  to  (i) photocopy  any  accounting  records  or other  items or  contracts,  (ii) create  any  ledgers or schedules not already in existence,  (iii) incur  any  unreimbursed  costs or expenses  relative to such inspection
(except as otherwise  provided above),  or (iv) perform any other tasks other than making available such accounting records as are  described in this  Section.  Landlord  shall not be liable for the payment of any  contingency  fee payments to any auditor or  consultant  of Tenant.  The  provisions  of this Section shall be the sole method to be used by Tenant to dispute the amount of Operating  Expenses  payable by Tenant  under this Lease and Tenant  waives any other rights or remedies relating to the amount of Operating Expenses.

8875 Aero Drive
Midland Credit Management, Inc.

4.12     HVAC System Expenses.  Landlord shall monitor and account for the following  Operating  Expenses  separate from all other Operating Expenses:

(a)      The days and hours of usage by each  occupant  of the  Building of the HVAC  system  serving the  Building
         (the "HVAC  System")  and units of actual  energy and other  utilities  consumed in  connection  with such usage and the cost of such consumption of energy and other utilities (the "Consumption Costs"); and

(b)      The cost of the maintenance,  repair and, subject to the limitations of Section 4.4 above,  replacement of the HVAC  System or  portions  thereof,  including  separate  accounting  for all  parts and labor  (e.g., engineer's time) (the "Maintenance Costs").

The Consumption  Costs and Maintenance  Costs are  collectively  referred to herein as the "HVAC System  Expenses."
Tenant's  Share of the HVAC  System  Expenses  shall be the sum of  (i) the  product  of the HVAC  System  Expenses multiplied by the fraction  arrived at by dividing the  electricity  consumed by Tenant's  usage of the HVAC System by the total  electricity  consumed by the operation of the HVAC System for all purposes,  plus (ii) Tenant's Share
(as calculated in accordance  with the first sentence of Section 1.6 of the Summary) of (x) the  Consumption  Costs
for the  Common  Area and (y) the  product  of the  Maintenance  Costs  multiplied  by the  fraction  arrived at by dividing the electricity  consumed by the HVAC System for the Common Area by the total electricity  consumed by all usage of the HVAC System.

5.       Security  Deposit.  Concurrently  with Tenant's  execution and delivery of this Lease to Landlord,  Tenant shall deposit with Landlord the Security  Deposit  designated in Section 1.11 of the Summary.  The Security Deposit
shall be held by  Landlord  as  security  for the full and  faithful  performance  by Tenant  of all of the  terms, covenants  and  conditions of this Lease to be performed by Tenant  during the Term.  The Security  Deposit is not, and may not be  construed  by Tenant to  constitute,  rent for the last  month or any  portion  thereof.  If Tenant defaults  with  respect to any of its  obligations  under this Lease,  Landlord  may (but shall not be required to)
use,  apply or retain  all or any part of the  Security  Deposit  for the  payment  of any rent or any other sum in default,  or for the payment of any other  amount,  loss or damage  which  Landlord  may spend,  incur or suffer by reason of Tenant's  default.  Tenant hereby waives the provisions of California Civil Code  Section 1950.7  and any other  provisions  of any law, now or hereafter  enforced,  which provide that Landlord may claim from the Security
Deposit only those sums  reasonably  necessary to remedy  defaults in the payment of rent,  to repair damage caused by Tenant or to clean the Premises,  it being agreed that Landlord  may, in addition,  claim those sums  reasonably necessary  to  compensate  Landlord  for any other loss or damage  caused by the acts or omissions of Tenant or any
Tenant's  Parties.  If any portion of the Security  Deposit is so used or applied,  Tenant  shall,  within ten (10)
days after demand therefor,  deposit cash with Landlord in an amount  sufficient to restore the Security Deposit to its  original  amount.  Landlord  shall not be  required to keep the  Security  Deposit  separate  from its general funds,  and  Tenant  shall  not be  entitled  to  interest  on the  Security  Deposit.  If Tenant  shall  fully and faithfully  perform  every  provision  of this Lease to be  performed  by it, the  Security  Deposit or any balance thereof shall be returned to Tenant  within two (2) weeks  following  the  expiration  of the Lease term,  provided that  Landlord may retain the Security  Deposit  until such time as any amount due from Tenant in  accordance  with this Lease has been  determined  and paid in full. If Landlord  sells its interest in the Building  during the Term and if Landlord  deposits with the  purchaser  the Security  Deposit (or balance  thereof),  then,  upon such sale,
Landlord shall be discharged from any further liability with respect to the Security Deposit.

8875 Aero Drive
Midland Credit Management, Inc.

Notwithstanding  the foregoing,  Landlord  shall return the Security  Deposit to Tenant  immediately  following the expiration  of the twelfth  (12th) full  calendar  month of the initial  Term if, at such time,  Tenant's is not in default under this Lease.

6.       Use.

6.1      General.  Tenant shall use the Premises  solely for the  Permitted Use  specified in  Section 1.12  of the
Summary,  and shall not use or permit  the  Premises  to be used for any  other  use or  purpose  whatsoever.  (But
Tenant is not  obligated to use or occupy the  Premises at all.)  Tenant  shall  observe and comply with the "Rules and  Regulations"  attached  hereto as Exhibit "E".  Landlord shall endeavor to enforce the Rules and  Regulations, but shall have no liability to Tenant for the violation or  non-performance  by any other tenant or occupant of the
Project of any such Rules and  Regulations.  Tenant  shall,  at its sole cost and expense,  observe and comply with all  requirements  of any board of fire  underwriters  or similar  body  relating  to the  Premises,  all  recorded covenants,  conditions and  restrictions  now or hereafter  affecting the Premises and all laws,  statutes,  codes, rules  and  regulations  now or  hereafter  in force  relating  to or  affecting  the  condition,  use,  occupancy, alteration or  improvement  of the Premises  (including,  without  limitation,  the  provisions of Title III of the
Americans with  Disabilities Act of 1990 as it pertains to Tenant's use,  occupancy,  improvement and alteration of the Premises),  whether,  except as otherwise provided herein,  structural or nonstructural,  including  unforeseen and/or  extraordinary  alterations  and/or  improvements  to the  Premises  and  regardless  of the  period of time remaining in the Lease Term;  provided,  however,  Tenant is not  responsible  for  improvements to the Premises or
Project  resulting  from either the failure of any  portion of the  Project or  Landlord's  Work to comply with any applicable laws or regulations  existing as of the Commencement  Date or from any portion of the Project other than the Premises  requiring  alteration because of any change in applicable law or regulation (except to the extent the same is triggered by Tenant's  particular  use of the Premises or Tenant's  alterations  to the Premises,  in which event Tenant shall be responsible  for such  compliance),  and Landlord shall cause such  improvements  to be made, subject  to  Tenant’s  obligation  to  contribute  to its share of the  improvement  costs in  accordance  with the
Operating  Expense  provisions  of this  Lease.  Tenant  shall  not use or allow  the  Premises  to be used  (a) in violation of the Declaration or any other recorded  covenants,  conditions and  restrictions  affecting the Project or of any law or governmental rule or regulation,  or of any certificate of occupancy issued for the Premises,  the
Building  and/or the Project,  or (b) for any unlawful  purpose.  Tenant shall not do or permit to be done anything which will  obstruct or interfere  with the rights of other  tenants or  occupants of the Project,  or injure them.
Tenant shall not cause,  maintain or permit any nuisance in, on or about the  Premises,  nor commit or suffer to be committed  any waste in,  on or about the  Premises,  nor cause  any  nuisance  or  voluntarily  permit  any of its invitees to cause any  nuisance in the  Building or the Project.  Tenant and  Tenant's  employees  and agents shall not solicit business in the Common Area, nor shall Tenant distribute any handbills or other  advertising  matter in the Common Area.

Notwithstanding  the foregoing,  if any  improvements to the Premises are required during the last two (2) years of the Term  solely as a result of a change in any law,  and the cost  thereof  exceeds  six (6)  months'  Base  Rent,
Tenant may terminate this Lease unless Landlord  notifies Tenant,  in writing,  within ten (10) business days after receipt of Tenant's  Termination  Notice that  Landlord has elected to pay the  difference  between the actual cost thereof  and the  amount  equal  to six  (6)  months'  Base  Rent.  If  Tenant  elects  termination,  Tenant  shall immediately  cease the use of the Premises which requires such  improvement and deliver to Landlord  written notice specifying a termination date at least thirty (30) days thereafter.  Such  termination date shall,  however,  in no event be earlier  than the last day that  Tenant  could  legally  utilize  the  Premises  without  commencing  such improvement.

8875 Aero Drive
Midland Credit Management, Inc.

Without  limiting  the  foregoing,  during the period of time that the lease  between  Landlord and Bank of America dated November 18,  2003, as it may be amended,  renewed or extended from time to time, for the ground floor of the
Building  (the "BofA  Lease") is in effect,  Tenant may not use or permit the  Premises  to be used for (i) any use which is  reasonably  likely to create a nuisance,  (ii) any  school,  classroom  or training  facility,  (iii) any medical or dental office,  clinic,  laboratory or similar use or (iv) any  government office.  Notwithstanding  the foregoing,  and subject to the satisfaction of the condition set forth in Section 37.2 below,  (a) the operation of a call center,  in and of itself,  shall not violate  clause (i) above and (b) the operation of a training facility as a minor component of another primary use of the Premises shall not violate clause (ii) above.

6.2      Parking.

6.2.1    Tenant's Parking  Privileges.  During the Term of this Lease,  Landlord shall lease to Tenant,  and Tenant shall lease from Landlord (at no additional  rent), the number of parking  privileges  specified in Section 1.10 of the Summary hereof for use by Tenant's  employees and invitees in the location  identified on Exhibit "G"  attached hereto or such other  location as Landlord may designate  from time to time and which is  reasonably  acceptable to
Tenant.  Landlord  shall at all times have the right to  establish  and modify the nature and extent of the parking areas for the  Building  and Project  (including  whether  such areas shall be surface,  underground  and/or  other structures)  as long as Tenant is provided  the number of parking  privileges  designated  in  Section 1.10  of the
Summary;  provided,  however,  no less than Tenant's  Share of the parking  spaces  located in the initial  Project
(i.e.,  excluding the New Parking Space Area) shall be available for Tenant's use.  Tenant's  parking  spaces shall be  exclusive  and  Landlord  shall  cooperate  with Tenant to  facilitate  Tenant’s  ability to have  unauthorized vehicles  removed  from  Tenant’s  parking  spaces.  Before the  Commencement  Date,  as part of  Landlord’s  Work,
Landlord  shall  number the parking  spaces.  Tenant may,  at its  option,  elect to label the parking  spaces with
Tenant's  name,  subject  to  Landlord's  reasonable  consent.  All  parking  spaces  provided  to Tenant  shall be
"standard" parking spaces as determined by applicable governmental requirements.

6.2.2    Parking  Rules.  The use of the  parking  areas  shall be subject  to the  Parking  Rules and  Regulations contained in  Exhibit "E"  attached  hereto.  Tenant shall not use more parking  privileges  than its allotment and shall not use any parking  spaces not  designated  by Landlord  for Tenant's  use or any  specifically  assigned by
Landlord to other tenants of the Building or Project or for such other uses as visitor  parking.  Tenant's  parking privileges shall be used only for parking by vehicles no larger than normally sized passenger  automobiles,  sports utility  vehicles,  passenger  vans, or pick-up  trucks.  Tenant shall not permit or allow any vehicles that belong to or are  controlled by Tenant or Tenant's  employees,  suppliers,  shippers,  customers or invitees to be loaded, unloaded,  or parked in areas other than those  designated by Landlord for such  activities.  If Tenant  permits or allows any of the prohibited  activities  described herein, then Landlord shall have the right,  without notice, in addition  to such other  rights and  remedies  that it may have,  to remove or tow away the  vehicle  involved  and charge the cost thereof to Tenant, which cost shall be immediately payable by Tenant upon demand by Landlord.

6.2.3    New Parking Space Area.  Landlord is currently in escrow to acquire the property  depicted on  Exhibit "A"
as the "New Parking Space Area," which is a portion of Lot 7 of Research  Park  Subdivision  Addition,  City of San
Diego,  County of San Diego,  State of  California  according  to Map  No. 6386,  filed in the Office of the County
Recorder of San Diego County  ("Lot 7").  Landlord  anticipates  that the closing of Landlord's  acquisition of the
New  Parking  Space Area shall  occur on or about  April 5,  2004.  If  Landlord  has not closed  escrow on the New
Parking  Space Area by May 1,  2004,  or if Landlord  has not  otherwise  entered  into an  agreement,  in form and substance  reasonably  acceptable  to  Tenant,  with the  owner of the New  Parking  Space  Area by such  date that provides the requisite  number of parking  spaces to satisfy  Tenant's  parking rights  hereunder,  then Tenant may terminate this Lease by giving  Landlord  written notice thereof within ten (10) business days following such date, in which event  Landlord  shall return to Tenant the advance rent and any other sums  previously  paid to Landlord, and Landlord and Tenant shall  thereafter have no obligation  under this Lease,  except for those  obligations that expressly  survive  termination.  If Tenant  does not elect to so  terminate  this  Lease,  then  unless  and until
Landlord  closes escrow on the New Parking Space Area or otherwise  enters into a parking  agreement with the owner thereof,  the number of parking  spaces to which Tenant is entitled as  designated in  Section 1.10  of the Summary shall be reduced by the number of spaces  identified on  Exhibit "G"  as being located within the New Parking Space
Area.  In the event  Landlord  determines  that  escrow  will not close on the New  Parking  Space Area by April 5,
2004,  Landlord  shall give Tenant  written  notice  thereof  promptly  following the date Landlord  first has such knowledge.  Upon Landlord's  acquisition of the New Parking Space Area or Landlord's  acquisition of parking rights in the New Parking Space Area pursuant to a parking  agreement with the owner thereof,  as applicable,  (i) the New
Parking  Space Area shall become a portion of the Project and  (ii) Landlord  shall  improve the New Parking  Space
Area as a surface parking lot as part of Landlord's Work.

8875 Aero Drive
Midland Credit Management, Inc.

Tenant  acknowledges  that Landlord shall have the right, but not the obligation,  to construct a parking structure on the New  Parking  Space Area in the  future,  and in such  case,  Tenant  agrees to  reasonably  cooperate  with
Landlord  (i) in  connection  with the  construction  of such parking  structure  (including,  without  limitation, utilizing valet or other parking  attendant  service [at no charge to Tenant or its employees or guests] in lieu of the parking spaces in the New Parking Space Area that have been displaced during  construction)  and  (ii) locating
Tenant's  parking  spaces in such new  parking  structure;  provided,  however,  not more than three (3) spaces per
1,000  rentable  square feet of the  Premises  shall be located on the top level of such parking  structure  and no less than Tenant's  Share of the parking spaces  located in the initial  Project  (i.e.,  excluding the New Parking
Space Area) shall be available for Tenant's use.

Tenant's  Share of Operating  Expenses  (other than Real  Property  Taxes) for the New Parking  Space Area shall be determined by multiplying the Operating  Expenses for the total parking area on Lot 7 by the percentage  ratio that the number of Tenant's  parking  spaces  located in the New Parking Space Area bears to the total number of parking spaces on Lot 7.  During the period of time that the New  Parking  Space Area is a surface  parking  lot,  Tenant's
Share of Real Property  Taxes for the New Parking Space Area shall be determined by  multiplying  the assessed land value of Lot 7 by the percentage  ratio that Tenant's  Parking Square Footage (as defined below) bears to the total square  footage  of land in Lot 7.  During the period of time that the New  Parking  Space Area  contains a parking structure,  Tenant's  Share of the Real  Property  Taxes for the New  Parking  Space  Area shall be  determined  by multiplying  the  assessed  land value  underlying  the parking  structure  and the  assessed  value of the parking structure by the  percentage  ratio that the number of Tenant's  parking spaces in the parking  structure  bears to the total number of parking spaces in the parking  structure.  "Tenant's  Parking Square Footage" means the product obtained by multiplying the number of Tenant's parking spaces in the New Parking Space Area by 350 square feet.

6.3      Signs,  Awnings and  Canopies.  Tenant will not place or suffer to be placed or  maintained on the roof or on any  exterior  door,  wall or window (or within 48 inches of any  window) of the  Premises  any sign,  awning or canopy, or advertising  matter on the glass of any window or door of the Premises without  Landlord's prior written consent.  Tenant agrees to maintain any such sign, awning, canopy,  decoration,  lettering or advertising matter as may be approved by Landlord in good  condition and repair at all times.  At the  expiration or earlier  termination of this Lease, at Landlord's election,  Tenant shall remove all signs, awnings,  canopies,  decorations,  lettering and advertising and shall repair any damage to the Building,  the Premises or the Project  resulting  therefrom all at Tenant's  sole cost and  expense.  If Tenant  fails to maintain  any such  approved  sign,  awning,  decoration, lettering,  or  advertising,  Landlord may do so and Tenant shall  reimburse  Landlord for such cost.  If,  without
Landlord's  prior written  consent,  Tenant installs any sign,  awning,  decoration,  lettering or advertising,  or fails to remove any such item(s) at the  expiration or earlier  termination  of this Lease,  Landlord may have such item(s)  removed  and stored and may repair any damage to the  Building,  the  Premises  or the Project at Tenant's
expense.  The removal, repair and/or storage costs shall bear interest until paid at the Interest Rate.

8875 Aero Drive
Midland Credit Management, Inc.

6.3.1    Building and Monument Signs.  Subject to this  Section 6.3.1,  Tenant shall have the  non-exclusive  right to install,  at its sole cost and expense,  signage  identifying  Tenant's  (and/or  Guarantor's or, subject to the last  paragraph  of this  Section 6.3.1,  any of their  affiliate’s  or any  assignee’s  or  subtenant's)  name and logotype on the exterior of the Building  (limited to  Building-top  signage and signage  adjacent to Tenant's main entrance) and on the main monument  sign for the Project when such a monument sign is built  ("Signage").  Landlord shall,  subject to Force  Majeure  Delays,  construct a main  monument  sign for the Project  within six (6) months
following  the  Commencement  Date.  The  graphics,   materials,  color,  design,  lettering,  lighting  (if  any), specifications and exact location of the Signage (collectively,  the "Signage  Specifications") shall be subject to the prior written  approval of Landlord,  which approval shall not be unreasonably  withheld.  The size of Tenant’s signage may not exceed  Tenant’s  Share of the gross signage  permitted for the Project under  applicable  laws and regulations.  In  addition,  the  Signage  and all  Signage  Specifications  therefor  shall be subject to Tenant's receipt of all required  governmental permits and approvals,  shall be subject to all applicable  governmental laws and ordinances,  and all covenants,  conditions and restrictions affecting the Project.  Tenant hereby acknowledges that, notwithstanding  Landlord's approval of the Signage and/or the Signage Specifications therefor,  Landlord has made no  representations  or warranty to Tenant with respect to the  probability  of obtaining  such  approvals and permits.  In the event Tenant does not receive the necessary  permits and  approvals for the Signage,  Tenant's and
Landlord's  rights and  obligations  under the remaining  provisions of this Lease shall not be affected.  The cost of  installation  of the  Signage,  as well as all costs of design and  construction  of such Signage and all other costs associated with such Signage, including,  without limitation,  permits,  maintenance and repair, shall be the sole  responsibility  of Tenant.  Should the Signage  require  maintenance  or repairs as  determined in Landlord's reasonable  judgment,  Landlord  shall have the right to provide  written notice thereof to Tenant and Tenant shall cause such repairs  and/or  maintenance  to be performed  within thirty (30) days after receipt of such notice from
Landlord at Tenant's  sole cost and expense.  Should  Tenant fail to perform such  maintenance  and repairs  within the period  described in the immediately  preceding  sentence,  Landlord shall have the right to cause such work to be performed and to charge Tenant,  as Additional  Rent, for the cost of such work.  Upon the expiration or earlier termination  of this Lease,  Tenant shall,  at Tenant's sole cost and expense,  cause the Signage to be removed and shall restore the affected  areas to the  condition  existing  prior to the  placement of such  Signage.  If Tenant fails to remove such  Signage and to restore the exterior of the Project as provided in the  immediately  preceding sentence  within thirty (30) days  following the expiration or early  termination of this Lease,  then Landlord may perform such work, and all costs and expenses  incurred by Landlord in so performing  such work shall be reimbursed by Tenant to Landlord within ten (10) days after Tenant's receipt of invoice  therefor.  The immediately  preceding sentence shall survive the expiration or earlier termination of this Lease.

Should the name and/or logo of Tenant,  or  Guarantor  change,  or should the Lease be assigned or the  Premises be sublet,  or should  Tenant or Guarantor  desire to identify an  affiliate's  name or logo on the Signage,  then the
Signage  may be  modified  at  Tenant's  sole cost and expense to reflect the new name and/or logo of Tenant or the name and/or logo of an assignee or a sublessee,  or the name and/or logo of an affiliate,  but only if the new name and/or logo does not  (i) relate to an entity that is of a character or  reputation,  or associate with a political orientation  or a faction,  that is  inconsistent  with the  quality of the Project or would  otherwise  reasonably offend an institutional  Landlord of a project  comparable to the Project,  taking into consideration the level and visibility  of such Signage or  (ii) cause  Landlord to be in default  under any lease or other  agreement to which
Landlord is bound.

Notwithstanding  the foregoing,  during the time that the BofA Lease is in effect,  the Signage may not contain the name or logo,  or  advertise  the  services or  products,  of any bank or other  financial  institution;  provided, however,  subject to the  satisfaction  of the condition set forth in Section 37.2  below,  the name or logo of the original Tenant and Guarantor shall not violate the provisions of this sentence.

8875 Aero Drive
Midland Credit Management, Inc.

6.4      Hazardous Materials.

6.4.1    Tenant's  Obligations.  Tenant will  (i) obtain  and  maintain in full force and effect all  Environmental
Permits (as defined below) that may be required from time to time under any  Environmental  Laws (as defined below)
applicable  to  Tenant  or its use of the  Premises  and  (ii) be  and  remain  in  compliance  with all  terms and conditions of all such Environmental Permits and with all other limitations,  restrictions,  conditions, standards, prohibitions,  requirements,  obligations,  schedules and timetables contained in all Environmental Laws applicable to Tenant,  and (iii) not violate any  Environmental  Law governing the Premises.  As used in this Lease,  the term
"Environmental  Law" means any past,  present or future  federal,  state or local  statutory  or common law, or any regulation,  ordinance, code, plan, order, permit, grant, franchise,  concession,  restriction or agreement issued, entered,  promulgated or approved thereunder,  relating to (a) the environment,  human health or safety, including, without  limitation,  emissions,  discharges,  releases or threatened  releases of Hazardous  Materials (as defined below) into the environment (including,  without limitation,  air, surface water,  groundwater or land), or (b) the manufacture,  generation,  refining,  processing,  distribution,  use, sale, treatment, receipt, storage, disposal,
transport,   arranging  for  transport,  or  handling  of  Hazardous  Materials.   "Environmental  Permits"  means,
collectively,  any and all permits,  consents,  licenses,  approvals  and  registrations  of any nature at any time required  pursuant to, or in order to comply with, any  Environmental  Law.  Except for ordinary and general office supplies,  such as copier  toner,  liquid  paper,  glue,  ink and  common  cleaning  materials  used and  stored in compliance  with all  Environmental  Laws  (some or all of which may  constitute  Hazardous  Materials  as  defined below),  and  ordinary  parking  lot  residue  and  run-off,  Tenant  agrees not to cause or permit  any  Hazardous
Materials to be brought upon,  stored,  used,  handled,  generated,  released or disposed of on, in, under or about the  Premises,  the  Building,  the Common  Areas or any other  portion  of the  Project  by  Tenant,  its  agents, employees, subtenants,  assignees, licensees,  contractors or invitees (collectively,  "Tenant's Parties"), without the prior written consent of Landlord,  which consent Landlord may withhold in its reasonable discretion.  Upon the expiration or earlier termination of this Lease,  Tenant agrees to promptly remove from the Premises,  the Building and the  Project,  at its sole cost and  expense,  any and all  Hazardous  Materials,  including  any  equipment or systems  containing  Hazardous  Materials which are installed,  brought upon, stored,  used,  generated or released upon, in, under or about the Premises,  the Building  and/or the Project or any portion thereof by Tenant or any of
Tenant's  Parties.  To the fullest extent permitted by law, Tenant agrees to promptly  indemnify,  protect,  defend and hold  harmless  Landlord and  Landlord's  members,  shareholders,  partners,  officers,  directors,  employees, agents,  successors  and  assigns  (collectively,  "Landlord  Indemnified  Parties")  from and  against any and all claims,  defense costs,  damages,  judgments,  suits,  causes of action,  losses,  liabilities,  penalties,  fines, expenses and costs (including,  without  limitation,  clean-up,  removal,  remediation and restoration  costs, sums paid in  settlement of claims,  attorneys'  fees,  consultant  fees and expert fees and court costs) which arise or result from the presence of Hazardous  Materials  on, in,  under or about the  Premises,  the Building or any other portion  of the  Project  that are caused or  knowingly  permitted  by Tenant or any of  Tenant's  Parties.  Tenant agrees to promptly notify Landlord of any release of Hazardous  Materials in violation of Environmental  Law in the
Premises,  the Building or any other portion of the Project  which Tenant  becomes aware of during the Term of this
Lease,  whether caused by Tenant,  Tenant's  Parties or any other persons or entities.  In the event of any release of  Hazardous  Materials  in  violation  of  Environmental  Law caused or  permitted  by Tenant or any of  Tenant's
Parties,  Landlord shall have the right,  but not the  obligation,  to cause Tenant to  immediately  take all steps
Landlord  reasonably  deems  necessary  or  appropriate  to remediate  such release and prevent any similar  future release to the reasonable  satisfaction  of Landlord and Landlord's  mortgagee(s).  At all times during the Term of this  Lease,  Landlord  will have the  right,  but not the  obligation,  to enter  upon the  Premises  to  inspect, investigate,  sample  and/or  monitor the Premises to determine if Tenant is in  compliance  with the terms of this
Lease regarding Hazardous Materials.  Such inspections,  investigations,  and sampling are to be at Landlord’s sole cost and will not be included in Operating Expenses;  however, if any such inspections,  investigations or sampling establish  that  Tenant  has  violated  provisions  of this  Section 6.4.1,  then the  costs  thereof  shall be the responsibility  of Tenant.  Tenant  will,  upon the request of Landlord at any time during  which  Tenant is not in compliance  with this  Section 6.4.1,  cause to be  performed  an  environmental  audit of the Premises at Tenant's expense by an  established  environmental  consulting  firm  reasonably  acceptable  to  Landlord.  As used in this
Lease,  the term  "Hazardous  Materials"  shall mean and include any  hazardous or toxic  materials,  substances or wastes as now or hereafter designated or regulated under any law, statute,  ordinance,  rule, regulation,  order or ruling of any agency of the State, the United States  Government or any local  governmental  authority,  including, without limitation,  asbestos,  petroleum,  petroleum hydrocarbons and petroleum based products,  urea formaldehyde foam insulation,  polychlorinated  biphenyls ("PCBs"), and freon and other  chlorofluorocarbons.  The provisions of this Section 6.4.1 and Section 6.4.2 below will survive the expiration or earlier termination of this Lease.

8875 Aero Drive
Midland Credit Management, Inc.

6.4.2    Landlord's  Environmental  Representations  and  Indemnification.  Landlord  represents  and  warrants  to
Tenant  that as of the date of this  Lease and to  Landlord's  actual  knowledge  and except as  disclosed  in that certain  Phase 1  Environmental  Site  Assessment  dated  July 21,  2003,  prepared  by ATC  Associates  Inc.  (the
"Environmental  Report") (i) there are no Hazardous Materials in, on, under, below or otherwise located on or about the Project in violation of  Environmental  Law, and  (ii) there  has been no release or migration of any Hazardous
Materials in violation of Environmental  Law onto,  beneath,  upon or about the Project.  Landlord shall indemnify, protect,  defend and hold Tenant and Tenant's members,  shareholders,  partners,  officers,  directors,  employees, agents,  successors and assigns (collectively,  "Tenant Indemnified Parties") harmless from and against any and all claims,  defense costs,  damages,  judgments,  suits,  causes of action,  losses,  liabilities,  penalties,  fines, expenses and costs,  (including,  without limitation,  clean-up,  removal,  remediation and restoration costs, sums paid in settlement of claims,  attorneys'  fees,  consultant  fees and expert fees and court costs)  (collectively,
"Claims"):  (i) which  arise or result from the presence of Hazardous  Materials on, in, under or about any portion of the Project,  except to the extent the presence of such  Hazardous  Materials was caused or knowingly  permitted by Tenant or any of the  Tenant's  Parties  or  (ii) due  to  Landlord's  breach of its  foregoing  representation.
Notwithstanding  the  foregoing,  Landlord's  obligations  under  clause (i) of the preceding  sentence shall apply only to Claims  asserted  against  Tenant by third  parties if the Hazardous  Materials  giving rise to such Claims were not caused or  knowingly  permitted by Landlord or any of the Landlord  Indemnified  Parties (for  purposes of this  sentence,  "third  parties"  means  persons  or  entities  other  than the  Tenant's  Parties  or the  Tenant
Indemnified  Parties).  The provisions of this Section 6.4.2 will survive the expiration or earlier  termination of this  Lease.  Landlord's  actual  knowledge  means  the  actual  knowledge  of the  following  individual,  without inquiry:  David C. Thomas,  Robert K.  Worrell and Melanie Colbert, whom Landlord represents are the only agents or employees  of  Landlord  who have or have had  significant  managerial  responsibility  for the  Project.  Landlord agrees to promptly notify Tenant of any release of Hazardous  Materials in the Premises,  the Building or any other portion of the Project in violation of  Environmental  Law which Landlord  becomes aware of during the Term of this
Lease,  whether  caused by Landlord,  its agents,  employees,  tenants  (other than Tenant),  successors,  assigns, licensees,  contractors,  or invitees or any other  persons or  entities.  In the event of any release of Hazardous
Materials in violation of  Environmental  Law caused or permitted by anyone other than Tenant or a Tenant’s  Party,
Tenant shall have the right,  but not the obligation,  to cause Landlord to immediately  take all steps required by
Environmental Law to remediate such release.

6.4.3    Landlord's  Termination Option for Certain  Environmental  Problems. If Hazardous Materials are present at the  Premises  that are required by  Environmental  Law to be  remediated  and Tenant is not  responsible  therefor pursuant to Section 6.4.1,  Landlord shall either  (i) remediate such Hazardous Materials to the extent required by
Environmental  Law (at no cost to Tenant but subject to inclusion in Operating  Expenses to the extent permitted by
Section 4.4),  in which event this Lease shall  continue in full force and effect or (ii) if the estimated  cost to remediate such Hazardous  Materials  exceeds twelve (12) times the then Basic Rent,  give written notice to Tenant, within  thirty (30) days after receipt by Landlord of knowledge of the existence of such  Hazardous  Materials,  of
Landlord's  desire to terminate  this Lease as of the date sixty (60) days  following  the date of such notice.  In the event Landlord  elects to give such a termination  notice,  Tenant may, within ten (10) days  thereafter,  give written  notice to Landlord of Tenant's  commitment to pay the amount by which the cost of the  remediation of such
Hazardous  Materials  exceeds an amount equal to twelve (12) times the then Basic Rent,  in which case Tenant shall provide  Landlord  with such funds or  satisfactory  assurance  thereof  within  thirty  (30) days  following  such commitment.  In such event,  this Lease shall  continue in full force and effect,  and  Landlord  shall  proceed to make such  remediation as soon as reasonably  possible  after the required funds are available.  If Tenant does not give such notice and provide the required funds or assurance  thereof  within the time  provided,  this Lease shall terminate  as  the  date  specified  in  Landlord's  termination  notice.  Notwithstanding  the  forgoing,  if  the remediation  or the existence of the Hazardous  Materials not caused or permitted by Tenant or Tenant  Parties will prevent the conduct of Tenant’s  business  within the Premises for more than one hundred eighty (180) days,  Tenant may terminate this Lease by giving Landlord 60 days prior written notice.

8875 Aero Drive
Midland Credit Management, Inc.

6.5      Refuse and Sewage.  Tenant  agrees not to keep any trash,  garbage,  waste or other refuse on the Premises except in sanitary  containers and agrees to regularly and frequently  remove same from the Premises.  Tenant shall keep all  containers  or other  equipment  used for storage of such  materials in a clean and  sanitary  condition.
Tenant  shall  properly  dispose  of all  sanitary  sewage  and shall not use the  sewage  disposal  system for the disposal  of  anything  except  sanitary  sewage.  Landlord  shall  keep the  sewage  disposal  system  free of all obstructions  and in  good  operating  condition  (however,  Tenant  shall  be  responsible  for  any  repair  work necessitated  by  Tenant's  misuse of the  sewage  disposal  system).  If the  volume  of  Tenant's  trash  becomes excessive in Landlord's  judgment,  Landlord  shall have the right to charge Tenant for  additional  trash disposal services and/or to require that Tenant contract  directly for additional  trash disposal  services at Tenant's sole cost and expense.

6.6      Pest Control.  Tenant shall, at its own cost, retain a licensed,  bonded  professional pest and sanitation control  service to perform  inspections of the Premises not less  frequently  than once every ninety (90) days for the purpose of eliminating  infestation by and  controlling  the presence of insects,  rodents and vermin and shall promptly  cause any  corrective or  extermination  work  recommended  by such service to be performed  (except that
Landlord shall, at its sole cost,  promptly cause any corrective or extermination  work recommended by such service to be  performed  if such  recommendation  is made  before the  Commencement  Date).  Such work shall be  performed pursuant to a written contract, a copy of which shall be delivered to Landlord by Tenant upon request.

6.7      Extraordinary  Services.  If  Landlord  incurs  Operating  Expenses  or other  costs for any  increase  in services  provided to or for the benefit of Tenant above those services  normally provided by Landlord to the other tenants in the Project  and such  increased  services or costs  result  from any act,  conduct,  extraordinary  use and/or special request by Tenant or its employees or customers,  Tenant agrees to reimburse  Landlord for the costs of such  extraordinary  services,  within  thirty  (30) days of  delivery  to Tenant of  written  invoice  for such extraordinary  services.  By way of  example  only,  if Tenant  should  request  extraordinary  security  services, lighting,  cleaning  and/or repair,  such  extraordinary  services may be billed  directly to Tenant as provided in this Section 6.7 and shall be reimbursed by Tenant to Landlord as provided herein.

7.       Payments and Notices.  All rent and other sums  payable by Tenant to Landlord  hereunder  shall be paid to
Landlord at the address  designated in  Section 1.1  of the Summary,  or to such other persons and/or at such other places as Landlord may  hereafter  designate  in writing.  Any notice  required or permitted to be given  hereunder must be in writing and may be given by personal delivery  (including  delivery by nationally  recognized  overnight courier or express  mailing  service),  or by  registered  or  certified  mail,  postage  prepaid,  return  receipt requested,  addressed to Tenant at the address(es)  designated in Section 1.2 of the Summary, or to Landlord at the
address(es)  designated in  Section 1.1 of the Summary.  Either party may, by written notice to the other,  specify a different  address for notice  purposes.  Notice given in the  foregoing  manner  shall be deemed given  (i) when actually  received or refused by the party to whom sent if delivered by a carrier or  personally  served or (ii) if mailed,  on the day of actual  delivery or refusal as shown by the certified  mail return receipt or the expiration of three (3) business days after the day of mailing,  whichever  first occurs.  For purposes of this  Section 7,  a
"business day" is Monday through Friday, excluding holidays observed by the United States Postal Service.

8.       Brokers.  Landlord has entered into an agreement  with the real estate  broker  specified in  Section 1.13 of the Summary as  representing  Landlord  ("Landlord's  Broker"),  and Landlord shall pay any  commissions or fees that are payable to Landlord's  Broker with respect to this Lease in accordance  with the  provisions of a separate commission  contract.  Landlord shall have no further or separate  obligation for payment of commissions or fees to any other real estate  broker,  finder or  intermediary.  Tenant  represents  that it has not had any dealings with any real estate broker,  finder or intermediary  with respect to this Lease,  other than Landlord's  Broker and the broker  specified in Section 1.13 of the Summary as representing  Tenant  ("Tenant's  Broker").  Any commissions or fees payable to Tenant's  Broker with respect to this Lease shall be paid  exclusively by Landlord's  Broker.  Each party  represents  and  warrants  to the  other,  that,  to  its  knowledge,  no  other  broker,  agent  or  finder
(a) negotiated  or was instrumental in negotiating or consummating  this Lease on its behalf, or (b) is or might be entitled to a commission or compensation in connection with this Lease.  Tenant shall  indemnify,  protect,  defend
(by counsel  reasonably  approved in writing by Landlord) and hold  Landlord  harmless from and against any and all claims,  judgments,  suits, causes of action, damages, losses,  liabilities and expenses (including attorneys' fees and  court  costs)  resulting  from any  breach  by  Tenant of the  foregoing  representation,  including,  without limitation,  any claims that may be asserted against Landlord by any broker,  agent or finder undisclosed by Tenant herein.  Landlord shall indemnify,  protect,  defend (by counsel reasonably approved in writing by Tenant) and hold
Tenant  harmless  from and  against  any and all  claims,  judgments,  suits,  causes of action,  damages,  losses, liabilities and expenses  (including  attorneys' fees and court costs) resulting from any breach by Landlord of the foregoing  representation,  including,  without  limitation,  any claims that may be asserted against Tenant by any broker,  agent or finder  undisclosed by Landlord herein.  The foregoing  indemnities  shall survive the expiration or earlier termination of this Lease.

8875 Aero Drive
Midland Credit Management, Inc.

9.       Surrender; Holding Over.

9.1      Surrender of Premises.  Upon the expiration or sooner  termination of this Lease,  Tenant shall  surrender all keys for the Premises to Landlord,  and Tenant shall deliver  exclusive  possession of the Premises to Landlord broom clean and good  condition and repair,  reasonable  wear and tear excepted  (and casualty  damage  excepted if this Lease is terminated as a result thereof pursuant to Section 18),  with all of Tenant's  personal property (and those items,  if any, of Tenant  Improvements  and Tenant Changes  identified by Landlord  pursuant to Section 12.2 below) removed  therefrom and all damage caused by such removal  repaired,  as required  pursuant to  Sections 12.2 and 12.3  below.  If,  for any  reason,  Tenant  fails to  surrender  the  Premises  on the  expiration  or earlier termination of this Lease (including upon the expiration of any subsequent  month-to-month  tenancy consented to by
Landlord pursuant to Section 9.2 below), with such removal and repair obligations  completed,  then, in addition to the  provisions  of  Section 9.3  below  and  Landlord's  rights  and  remedies  under  Section 12.4  and the other provisions of this Lease,  Tenant shall indemnify,  protect,  defend (by counsel reasonably  approved in writing by
Landlord)  and hold  Landlord  harmless from and against any and all claims,  judgments,  suits,  causes of action, damages,  losses,  liabilities and expenses (including attorneys' fees and court costs) resulting from such failure to  surrender,  including,  without  limitation,  any  claim  made by any  succeeding  tenant  based  thereon.  The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

9.2      Holding  Over.  If Tenant  holds  over after the  expiration  or earlier  termination  of the Lease  Term,
Tenant shall become a tenant at sufferance  only,  upon the terms and  conditions set forth in this Lease so far as applicable  (including  Tenant's  obligation  to pay all Common Area Expenses and any other  additional  rent under this Lease),  but at a Basic Rent equal to:  (a) one  hundred ten percent  (110%) of the Basic Rent  applicable  to the Premises  immediately  prior to the date of such  expiration or earlier  termination  with respect to the first two (2) months of such  holdover and (b) one  hundred  fifty  percent  (150%) of the Basic Rent  applicable  to the
Premises  immediately  prior to the date of such  expiration or  termination  with respect to subsequent  months of such holdover.  Acceptance by Landlord of rent after such  expiration or earlier  termination  shall not constitute a consent to a hold over  hereunder  or result in an extension  of this Lease.  Tenant shall pay an entire  month's
Basic Rent calculated in accordance  with this  Section 9.2 for any portion of a month it holds over and remains in possession of the Premises pursuant to this Section 9.2.
9.3      No Effect on  Landlord's  Rights.  The foregoing  provisions of this  Section 9 are in addition to, and do not affect,  Landlord's  right of re-entry or any other rights of Landlord  hereunder or otherwise  provided at law or in equity.

10.      Taxes.

10.1     Real  Property  Taxes.  Tenant shall pay Tenant's  Share of Real  Property  Taxes in  accordance  with the provisions of Section 4.  "Real Property  Taxes" mean,  collectively,  all general and special real property taxes, assessments,  and any similar  impositions  in-lieu of other impositions now or previously within the definition of real property  taxes or  assessments  which may be levied or assessed by any lawful  authority  against the Project applicable  to the period from the  Commencement  Date until the  expiration or sooner  termination  of this Lease.
Real Property  Taxes are included  within  Operating  Expenses,  as set forth in  Section 4.4.  “Real Estate Taxes”
does not include  Landlord’s  federal or state income,  franchise,  gross  receipts,  inheritance  or estate taxes, capital, stock,  succession,  gift, estate tax; any item to the extent otherwise included in Operating Expenses, or reserves  for future Real Estate  Taxes.  Landlord  shall  reimburse  Tenant for any amount paid by Tenant for Real
Estate Taxes that is later refunded to Landlord or otherwise  reduced after first deducting  Landlord’s  reasonable costs of prosecution (which obligation  survives  termination of this Lease).  During the Term, Tenant may contest, in good faith, the existence,  amount or validity thereof,  the amount of the damages caused thereby, or the extent of its or Landlord’s  liability  related to Real Estate Taxes by  appropriate  proceedings,  and Landlord shall use reasonable  efforts to cooperate  with  Tenant’s  efforts  related to same.  Such contest will not excuse  Tenant’s obligations  to continue to pay all Real Estate Taxes to Landlord as required  under this Lease.  Each such contest shall be promptly and diligently  prosecuted by Tenant to a final  conclusion,  except that Tenant,  so long as the conditions of this Section are at all times complied  with,  has the right to attempt to settle or compromise  such contest  through  negotiations.  Tenant shall pay any and all losses,  judgments,  decrees and costs in  connection with any such contest and shall,  promptly after the final  determination of such contest,  fully pay and discharge the amounts  which  shall be levied,  assessed,  charged or imposed or be  determined  to be payable  therein or in connection  therewith,  together with all penalties,  fines, interest and costs thereof or in connection therewith, and perform all acts the  performance  of which shall be ordered or decreed as a result  thereof.  No such  contest shall  subject  Landlord to the risk of any civil or  criminal  liability  or to any  potential  increases  in Real
Estate Taxes.

8875 Aero Drive
Midland Credit Management, Inc.

10.2     Personal  Property  Taxes.  Tenant  shall be liable for, and shall pay before  delinquency,  all taxes and assessments  (real and personal) levied against (a) any personal  property or trade fixtures placed by Tenant in or about the Premises  (including  any increase in the assessed value of the Premises based upon the value of any such personal  property or trade  fixtures),  (b) any  Tenant  Improvements  or  alterations  in the  Premises  (whether installed  and/or paid for by Landlord or Tenant) and  (c) this  transaction  or any  document to which Tenant is a party creating or  transferring  an interest in the Premises.  If any such taxes or assessments  are levied against
Landlord or  Landlord's  property,  Landlord  may,  after  written  notice to Tenant (and under  proper  protest if requested by Tenant) pay such taxes and assessments,  and Tenant shall reimburse  Landlord therefor within ten (10)
business days after demand by Landlord;  provided,  however,  Tenant, at its sole cost and expense,  shall have the right, with Landlord's  cooperation,  to bring suit in any court of competent jurisdiction to recover the amount of any such taxes and assessments so paid under protest.

11.      Possession; Condition of Premises; Repairs.

11.1     Delivery  of  Possession.  Landlord  will  deliver  possession  of the  Premises to Tenant on the date set forth in Section 1.7 of the Summary;  however,  if Landlord cannot deliver  possession of the Premises to Tenant by such date because of  Tenant-caused  delays or Force Majeure Delays,  this Lease will not be void or voidable,  nor will  Landlord be liable to Tenant for any loss or damage  resulting  from such delay.  If the delay in  possession is caused by Tenant  (including  delays caused by Tenant's  failure to supply any item referred to in the following sentence),  then the Term and Tenant's  obligation to pay rent will commence as of the date the  Commencement  Date would have occurred but for Tenant's delay,  even though Tenant does not yet have possession.  Notwithstanding  the foregoing,  Landlord  will not be obligated  to deliver  possession  of the  Premises to Tenant until  Landlord has received from Tenant all of the  following:  (i) a copy of this Lease fully executed by Tenant;  (ii) the  Security
Deposit and the first  installment  of Basic Rent;  and  (iii) copies  of policies  of  insurance  or  certificates thereof as required under  Section 20 of this Lease.  Further,  notwithstanding  the  foregoing,  if Landlord shall fail to deliver the Premises by June 1,  2004,  for any reason other than a Force Majeure Delay or delays caused by
Tenant's  failure to supply any item referred to in the preceding  sentence,  and provided  Tenant has obtained all building permits required for the Tenant  Improvement  Work, then Tenant shall be entitled to one and one-half (1½)
days of free rent for each day that  Landlord is late in so  delivering  the Premises  (which is in addition to the rent abatement provided  elsewhere in this Lease),  and if such delivery has not occurred by July 1,  2004, for any reason other than a Force  Majeure  Delay or delays  caused by Tenant's  failure to supply any item  referred to in the preceding  sentence,  and provided Tenant has obtained all building permits required for the Tenant Improvement
Work,  then Tenant may terminate this Lease by delivering  written notice to Landlord prior to Landlord's  delivery of the Premises,  in which event Landlord shall return to Tenant  advance rent and any other sums  previously  paid to Landlord,  and  Landlord  and Tenant shall  thereafter  have no  obligation  under this Lease,  except for those obligations that expressly  survive  termination.  If Landlord shall fail to perform  Landlord's Work in accordance with  Landlord's  Work  Schedule  for any reason  other than a Force  Majeure  Delay or delays  caused by an act or omission of Tenant or any of Tenant's  Parties,  and as the result thereof Tenant has been unable to  substantially complete the Tenant  Improvements  by the date that is four (4) months  following  the Delivery  Date,  then Tenant shall be  entitled  to one and  one-half  (1½) days of free rent for each day that  substantial  completion  of the
Tenant  Improvements  is so delayed beyond four (4) months  following the Delivery  Date.  The foregoing  abatement and  termination  rights  shall be Tenant's  sole remedy for a delay in delivery of  possession,  unless such delay arises from the intentional acts or omissions of Landlord.

8875 Aero Drive
Midland Credit Management, Inc.

11.2     Condition of Premises.  Tenant  acknowledges that, except as otherwise  expressly set forth in this Lease, neither  Landlord nor any agent of Landlord has made any  representation  or warranty with respect to the Premises, the  Building or the Project or their  condition,  or with  respect to the  suitability  thereof for the conduct of
Tenant's  business and Tenant shall accept the Premises in their as-is  condition.  Notwithstanding  the  forgoing,
Landlord shall complete  Landlord's Work (as defined in Schedule 2 to the attached  Exhibit “C”) at Landlord’s sole cost,  which is not part of the Tenant  Improvements  contemplated  by the  attached  Exhibit “C”.  Landlord  will warrant  Landlord’s  Work to be free from  construction  or design  defects for a period of one (1) year  following
Substantial Completion of Landlord's Work.

11.3     Landlord's  Repair  Obligations.  Landlord  shall, at Landlord's sole cost and expense (and not as part of
Operating  Expenses),  repair,  maintain and replace, as necessary,  the shell and other structural portions of the
Building and other structures on the Project (including the structural  components of the roof,  exterior walls and interior structural walls,  concrete subflooring,  and foundations) and underground utility facilities.  Subject to
Section 11.5,  Landlord  shall,  as part of the Operating  Expenses,  repair,  maintain and replace,  as necessary,
(a) the basic  plumbing,  heating,  ventilating,  air  conditioning,  sprinkler and  electrical  systems within the
Building  core,  and for the first two (2) years of the initial  Term the HVAC  equipment  installed as part of the
Tenant Improvements,  and (b) the Common Areas of the Project;  provided,  however, to the extent such maintenance, repairs or  replacements  are  required  as a result of any act,  neglect,  fault or  omission  of Tenant or any of
Tenant's agents, employees,  contractors,  licensees or invitees, Tenant shall pay to Landlord, as additional rent, the costs of such  maintenance,  repairs or  replacements.  Landlord  shall not be liable to Tenant for  failure to perform  any  such  repairs,  maintenance  or  replacements,  unless  Landlord  shall  fail to make  such  repairs, maintenance or  replacements  and such failure shall  continue for an  unreasonable  time following  written notice from Tenant to Landlord of the need therefor.  Without limiting the foregoing,  but subject to Section 11.7  below,
Tenant waives the right to make repairs at  Landlord's  expense or terminate  this Lease under any law,  statute or ordinance now or hereafter in effect  (including the provisions of California Civil Code  Sections 1932(1)  or 1942
and any successor sections or statutes of a similar nature).

11.4     Tenant's  Repair  Obligations.  Except for Landlord's  obligations  specifically  set forth in this Lease,
Tenant shall at all times and at Tenant's sole cost and expense,  keep,  maintain,  clean,  repair and preserve and replace, as necessary,  the Premises and all parts thereof including,  without limitation,  all Tenant Improvements
(except that Tenant is not responsible  for the repair or replacement of the HVAC equipment  included in the Tenant
Improvements  during the first two (2) years of the  initial  Term),  Tenant  Changes,  utility  meters,  pipes and conduits,  all fixtures,  furniture and equipment,  locks,  closing  devices,  security  devices,  windows,  window sashes,  casements  and frames,  floors and floor  coverings,  shelving,  restrooms,  if any, and any  alterations, additions and other property  located within the Premises in good  condition and repair,  reasonable  wear and tear excepted.  Tenant  shall  replace,  at its  expense,  any and all plate and other  glass in the  Premises  which is damaged or broken from any cause whatsoever  except due to the gross negligence or willful  misconduct of Landlord, its agents or employees.  Such  maintenance  and repairs shall be performed with due diligence,  lien-free and in a good and  workmanlike  manner,  by licensed  contractor(s)  which are  selected by Tenant and approved by Landlord, which approval Landlord shall not unreasonably  withhold or delay.  Except as otherwise  expressly provided in this
Lease, Landlord shall have no obligation to alter, remodel,  improve, repair, renovate,  redecorate or paint all or any part of the Premises.

8875 Aero Drive
Midland Credit Management, Inc.

11.5     Landlord's  Warranty.  For a period of five (5) years following the Commencement  Date,  Landlord warrants the roof to be free from leaks and  defects,  and  Landlord  shall (as  Tenant's  sole and  exclusive  remedy for a breach of such warranty)  repair or replace,  at Landlord's  cost and not as part of Operating  Expenses,  any such defect  arising  during  such  five (5) year  period.  In  addition,  Landlord  warrants  that,  as of  Substantial
Completion  of  Landlord's  Work,  Landlord's  Work  and the  Common  Area  shall  be in  compliance  with all laws applicable  thereto  (including  the ADA),  and Landlord  shall (as Tenant's sole and exclusive  remedy  therefor), correct any breach of such warranty,  at Landlord's cost and not as part of Operating Expenses,  promptly following receipt of written notice thereof from Tenant.

11.6     Building  Repainting.  Landlord  shall,  promptly  following the expiration of the fifth (5th) year of the initial Term,  repaint the exterior of the Building  using  Project  standard  paint and colors,  the cost of which shall not be included in Operating Expenses.

11.7     Self-Help by Tenant.  Notwithstanding  any provision set forth herein to the contrary,  if Tenant provides written  notice  to  Landlord  and any  mortgagee  of  Landlord  (of  whom  Tenant  is  notified),  of an  event or circumstance  which  requires the action of Landlord  pursuant to  Section 11.3  or 11.5 and which if not performed will  materially and adversely  interfere with Tenant’s  occupancy and Landlord fails to provide such action within a  reasonable  period of time,  given the  circumstances,  after the  receipt of such  notice (but in any event not later than thirty  (30) days after  receipt of such  notice,  unless such  repair  would  normally  take longer and
Landlord has commenced  said repair work within said thirty (30) day period and  continued to  diligently  complete the repair),  then Tenant may proceed to take the required  action upon delivery of an additional five (5) business days notice to Landlord and any mortgagee of Landlord (of whom Tenant is notified)  (which  additional  notice must clearly  specify that Tenant is taking such required  action),  and if such action was required  under the terms of the Lease to be taken by Landlord  and was not taken or  commenced  by Landlord  within such five (5)  business day period,  then Tenant shall be entitled to prompt  reimbursement by Landlord of Tenant's actual  reasonable costs in taking  such  action.  In the event  Tenant  takes  such  action,  and such work will  affect  the  Systems  or the structural  integrity of the  Building,  Tenant shall use only those  contractors  used by Landlord in the Building for work on such Systems or structural  components  unless such contractors are unwilling or unable to perform,  or timely  perform,  such work (or Landlord  fails to identify such  contractors  within five (5) days after  Tenant’s written request),  in which event Tenant may utilize the services of any other qualified  contractor which normally and regularly  performs  similar work in similar  buildings.  Within thirty (30) days after receipt of a reasonably particularized  invoice from Tenant of its costs of taking  action which  Tenant  claims  should have been taken by
Landlord,  Landlord shall reimburse  Tenant the amount set forth in such invoice.  If, however,  Landlord  delivers to Tenant  within thirty (30) days after receipt of Tenant's  invoice,  a written  objection to the payment of such invoice,  setting forth with  reasonable  particularity  Landlord's  reasons for its claim that such action did not have to be taken by Landlord  pursuant to the terms of this Lease or that the charges are  excessive (in which case
Landlord  shall pay the amount it contends  would not have been  excessive),  then Tenant  shall not be entitled to such  reimbursement,  but as Tenant's  sole  remedy,  Tenant may proceed to claim a default by Landlord  under this
Lease

12.      Alterations.

12.1     Tenant Changes; Conditions.

(a)      Tenant  shall  not  make  any  alterations,   additions,  improvements  or  decorations  to  the  Premises
         (collectively,  "Tenant  Changes,"  and  individually,  a "Tenant  Change")  unless  Tenant first  obtains
         Landlord's  prior written  approval  thereof,  which approval  Landlord shall not  unreasonably  withhold.
         Tenant's request for approval may also include  Tenant's request that Landlord  identify which, if any, of the  Tenant  Changes  Landlord  will  require  to be  removed  before  the  termination  of this Lease (as contemplated under Section 12.2  below).  Notwithstanding  the foregoing,  Landlord's prior approval shall not be required for any Tenant  Change which  satisfies  all of the following  conditions  (hereinafter  a
         "Pre-Approved  Change"):  (i) the  costs of such  Tenant  Change  does not exceed  Five  Thousand  Dollars
         ($5,000.00)  individually;  (ii) the  costs of such Tenant  Change when  aggregated  with the costs of all other Tenant  Changes made by Tenant during the prior 12 months does not exceed Fifteen  Thousand  Dollars
         ($15,000.00);  (iii) Tenant  delivers to Landlord  final plans,  specifications  and working  drawings for such Tenant  Change at least ten (10) days prior to  commencement  of the work  thereof;  (iv) the  Tenant
         Change does not affect the mechanical,  electrical,  plumbing or life safety systems of the Premises,  the
         Building  and/or the Project  (collectively,  the  "Systems"),  the roof or  structural  components of the
         Premises or the exterior of the Premises;  (v) the  Tenant  Change does not trigger any legal  requirement which would require  Landlord to make any alteration or improvement to the Premises,  Building or Project;
         and  (vi) Tenant  and such  Tenant  Change  otherwise  satisfy  all  other  conditions  set  forth in this
         Section 12.1.

8875 Aero Drive
Midland Credit Management, Inc.

(b)      After  Landlord  has  approved  the Tenant  Changes and the plans,  specifications  and  working  drawings therefor (or is deemed to have approved the Pre-Approved  Changes as set forth in Section 12.1(a)  above),
         Tenant shall:  (i) enter  into an agreement for the  performance  of such Tenant Changes with licensed and bondable  contractors  and  subcontractors  selected by Tenant and  approved by Landlord,  which  approval shall not be unreasonably  withheld;  (ii) before proceeding with any Tenant Change, provide Landlord with ten (10) days' prior  written  notice  thereof;  and  (iii) pay  to  Landlord,  within ten (10) days after written  demand,  the costs of any  increased  insurance  premiums  incurred by  Landlord to include  such
         Tenant Changes in the fire and extended  coverage  insurance  obtained by Landlord  pursuant to Section 21 below,  if Landlord  elects in writing to insure such Tenant  Changes;  provided,  however,  that Landlord shall not be required to include  the Tenant  Changes  under such  insurance.  If such Tenant  Changes are not  included  in  Landlord's  insurance,  Tenant  shall  insure the  Tenant  Changes  under its  casualty insurance  pursuant to  Section 20.1(a)  below.  In addition,  before  proceeding  with any Tenant Change,
         Tenant's  contractors  shall obtain,  on behalf of Tenant and at Tenant's  sole cost and expense:  (A) all necessary  governmental  permits and approvals for the  commencement and completion of such Tenant Change;
         and (B) at Landlord's  request,  if the cost of work exceeds Two Hundred Fifty Thousand and No/100 Dollars
         ($250,000.00),  a completion and lien indemnity  bond, or other surety,  satisfactory to Landlord for such
         Tenant  Change.  Landlord's  approval  of any  contractor(s)  and  subcontractor(s)  of  Tenant  shall not release Tenant or any such  contractor(s)  and/or  subcontractor(s)  from any liability for any conduct or acts of such contractor(s)  and/or  subcontractor(s).  Further,  Landlord's approval of Tenant Changes and the plans  therefor  will  create no  liability  or  responsibility  on  Landlord's  part  concerning  the completeness of same or their design sufficiency or compliance with laws.

(c)      All Tenant Changes shall be performed:  (i) in  accordance  with the approved  plans,  specifications  and working  drawings;  (ii) lien-free  and in a good and  workmanlike  manner;  (iii) in  compliance with all laws, rules and regulations of all governmental  agencies and authorities  including,  without limitation,
         applicable   building  permit  requirements  and  the  provisions  of  Title III  of  the  Americans  with
         Disabilities  Act of 1990;  (iv) in such a manner so as not to  unreasonably  interfere with the occupancy of any other  tenant in the Building or any other  building  located  within the  Project,  nor impose any additional  expense upon nor delay Landlord in the  maintenance and operation of the Building or any other building  located within the Project;  and (v) at such times, in such manner and subject to such rules and regulations as Landlord may from time to time reasonably designate.

(d)      Throughout  the  performance  of the Tenant  Changes,  Tenant shall obtain,  or cause its  contractors  to obtain,  workers compensation  insurance and commercial general liability insurance in compliance with the provisions of Section 20 of this Lease.

12.2     Removal  of  Tenant  Changes  and  Tenant  Improvements.   All  Tenant  Changes  and  the  initial  Tenant
Improvements in the Premises  (whether  installed or paid for by Landlord or Tenant),  shall become the property of
Landlord  and  shall  remain  upon and be  surrendered  with  the  Premises  at the end of the Term of this  Lease;
provided,  however,  Landlord may, by written  notice  delivered on or before the  expiration of the Lease Term (or upon any sooner  termination  of this  Lease,  identify  those items of the Tenant  Changes  which  Landlord  shall require  Tenant to remove  at the end of the Term of this  Lease;  provided,  however,  if at the time of  Tenant's request for  Landlord's  approval to a Tenant  Change,  Tenant also  requests  Landlord to identify  whether or not
Landlord  will  require the removal  thereof,  Landlord  will make such  identification  at the time of  Landlord's consent (and Landlord's  failure to do so shall  constitute  Landlord's  election not to require such removal).  If
Landlord  requires Tenant to remove any such items as described above,  Tenant shall, at its sole cost,  remove the identified  items on or before  the  expiration  or sooner  termination  of this Lease and repair any damage to the
Premises caused by such removal.

8875 Aero Drive
Midland Credit Management, Inc.

12.3     Removal of Personal  Property.  All articles of personal  property  owned by Tenant or installed by Tenant at its expense in the Premises  (including  business and trade fixtures,  furniture and movable  partitions)  shall be, and remain,  the property of Tenant,  and shall be removed by Tenant from the  Premises,  at Tenant's sole cost and  expense,  on or before the  expiration  or sooner  termination  of this Lease.  Tenant shall repair any damage caused by such removal.

12.4     Tenant's  Failure to Remove.  If Tenant fails to remove by the  expiration or sooner  termination  of this
Lease all of its personal  property,  or any items of Tenant  Improvements or Tenant Changes identified by Landlord for removal  pursuant to  Section 12.2  above,  Landlord may,  (without  liability to Tenant for loss thereof),  at
Tenant's sole cost and in addition to Landlord's  other rights and remedies under this Lease,  at law or in equity:
(a) remove and store such items in accordance  with  applicable law; and/or (b) upon ten (10) days' prior notice to
Tenant,  sell all or any such items at private or public  sale for such price as Landlord  may obtain as  permitted under  applicable  law.  Landlord  shall apply the  proceeds of any such sale to any amounts due to Landlord  under this Lease from Tenant  (including  Landlord's  attorneys'  fees and other costs  incurred in the removal,  storage and/or sale of such items), with any remainder to be paid to Tenant.

12.5     Elevator and Fire Exit  Stairways.  Subject to coordination  with the tenant under the BofA Lease,  Tenant shall have access to the Building's  freight  elevator  during normal  business hours and for moving into or out of the  Premises.  Subject to  compliance  with the  provisions of  Section 12.1  above,  Tenant may install an access control  system in the freight  elevator in order to secure the Premises  from the  remainder of the  Building.  In addition,  Tenant may also use the fire exit  stairways  of the  Building  for  employee  ingress and egress to the
Premises which,  subject to compliance with the provisions of Section 12.1  above,  may be integrated into Tenant's access control card reader system.

12.6     Battery  Cabinet.  Tenant  desires  to  install a battery  cabinet  that  provides  DC power for  Tenant's telephone  system,  which is  approximately  thirty-six  inches  (36') by thirty  inches  (30') with a heavy weight load. If Landlord or Tenant  determines that, due to the weight load of the battery  cabinet,  it is inadvisable to install the battery  cabinet in the Premises,  Landlord will locate space on a ground floor of the Building  within which Tenant may install the battery cabinet.  For purposes of  Sections 11.4,  17 and 20, the battery cabinet will be deemed to  constitute a portion of the Premises  although it is not located  within the  Premises,  and the same shall constitute a Tenant Change.

12.7     Telecommunications  Conduit  and  Cabling.  Subject to  compliance  with  Section 12.1  above,  Tenant may install  underground  conduit  and cabling  from the street to the  Building,  and  conduit and cabling  within the risers of the Building to the Premises, for purposes of providing telecommunications service to the Premises.

13.      Liens.  Tenant shall not permit any  mechanic's,  materialmen's  or other liens to be filed against all or any part of the Project,  the Building or the Premises,  nor against Tenant's  leasehold  interest in the Premises, by reason  of or in  connection  with any  repairs,  alterations,  improvements  or other  work  contracted  for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees,  contractors,  licensees or invitees.  Tenant shall, at Landlord's  request,  provide Landlord with enforceable,  conditional and final lien releases (and other  reasonable  evidence  reasonably  requested by Landlord to demonstrate  protection from liens)
from all persons  furnishing  labor and/or  materials  with respect to the Premises.  Landlord shall have the right at all  reasonable  times to post on the  Premises  and record any  notices  of  non-responsibility  which it deems necessary  for  protection  from  such  liens.  If any such  liens  are  filed,  Tenant  shall,  at its sole  cost, immediately  cause such lien to be released of record or bonded so that it no longer  affects title to the Project, the Building or the  Premises.  If Tenant fails to cause such lien to be so released or bonded  within  twenty (20)
days after  filing  thereof,  Landlord  may,  without  waiving its rights and remedies  based on such  breach,  and without  releasing  Tenant from any of its  obligations,  cause such lien to be released by any means it shall deem proper,  including  payment in  satisfaction  of the claim  giving rise to such lien.  Tenant shall pay to Landlord within  five (5) days after  receipt of invoice  from  Landlord,  any sum paid by  Landlord  to remove  such liens, together  with  interest at the Interest  Rate from the date of such  payment by  Landlord.  Notice is hereby given that Landlord shall not be liable for any labor,  services or materials  furnished or to be furnished to Tenant, or to anyone holding the Premises  through or under Tenant,  and that no mechanics' or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in the Premises.

8875 Aero Drive
Midland Credit Management, Inc.

14.      Assignment and Subletting.

14.1     Restriction  on  Transfer.  Tenant will not assign  this Lease in whole or in part,  nor sublet all or any part of the  Premises  (collectively  and  individually,  a  "Transfer"),  without  the prior  written  consent  of
Landlord,  which consent  Landlord will not unreasonably  withhold.  In no event may Tenant encumber or hypothecate this Lease.  The consent by  Landlord to any  Transfer  shall not  constitute  a waiver of the  necessity  for such consent  to any  subsequent  Transfer.  This  prohibition  against  Transfers  shall  be  construed  to  include  a prohibition  against any assignment or subletting by operation of law. If this Lease is  transferred by Tenant,  or if the  Premises or any part thereof are  transferred  or occupied by any person or entity other than Tenant or its
Permitted  Transferee,  Landlord may collect  rent from the  assignee,  subtenant  or  occupant,  and apply the net amount  collected to the rent herein  reserved,  but no such  Transfer,  occupancy or collection  shall be deemed a waiver on the part of Landlord,  or the acceptance of the assignee,  subtenant or occupant as Tenant,  or a release of Tenant from the  further  performance  by Tenant of  covenants  on the part of Tenant  herein  contained  unless expressly made in writing by Landlord.  Irrespective  of any Transfer,  Tenant shall remain fully liable under this
Lease and shall not be  released  from  performing  any of the  terms,  covenants  and  conditions  of this  Lease.
Without limiting in any way Landlord's right to withhold its consent on any reasonable  grounds,  it is agreed that
Landlord will not be acting  unreasonably in refusing to consent to a Transfer if, in Landlord's  opinion,  (i) the proposed  assignee or subtenant does not have the financial  capability to fulfill the  obligations  imposed by the
Transfer,  (ii) the  proposed Transfer involves a change of use of the Premises from that specified herein or would violate any  exclusive  use covenant to which  Landlord is bound,  or (iii) the  proposed  assignee or subtenant is not, in Landlord's reasonable opinion, of reputable or good character.

14.2     Transfer  Notice.  If Tenant  desires to effect a Transfer,  then at least fourteen (14) days prior to the date when Tenant  desires the Transfer to be effective  (the  "Transfer  Date"),  Tenant  agrees to give Landlord a notice (the  "Transfer  Notice"),  stating the name,  address and business of the proposed  assignee,  sublessee or
other  transferee  (sometimes  referred  to  hereinafter  as  "Transferee"),   reasonable   information  (including
references) concerning the character,  ownership, and financial condition of the proposed Transferee,  the Transfer
Date, any ownership or commercial  relationship between Tenant and the proposed  Transferee,  and the consideration and all other  material  terms and  conditions  of the  proposed  Transfer,  all in such  detail  as  Landlord  may reasonably  require.  The Transfer  Notice may include a reminder to Landlord  that  Landlord's  failure to respond within seven (7) business days of Landlord's receipt of the Transfer Notice  constitutes  Landlord's consent to the proposed Transfer (as contemplated under Section 14.3 below).

14.3     Landlord's  Options.  Within seven (7) business days of  Landlord's  receipt of any Transfer  Notice,  and any additional  information  requested by Landlord concerning the proposed Transferee's  financial  responsibility,
Landlord  will notify  Tenant of its election to do one of the  following:  (i) consent  to the  proposed  Transfer subject to such  reasonable  conditions  as Landlord may impose in providing  such  consent;  or  (ii) refuse  such consent with an  explanation,  which  refusal  shall be on  reasonable  grounds.  Landlord’s  failure to respond in writing within the seven (7) day period  constitutes  Landlord’s  consent to the proposed  Transfer,  provided that the  Transfer  Notice  informs  Landlord  that  Landlord's  failure to respond  within such period will  constitute
Landlord's consent.

8875 Aero Drive
Midland Credit Management, Inc.

14.4     Additional  Conditions.  A  condition  to  Landlord's  consent to any  Transfer  of this Lease will be the delivery  to  Landlord  of a true copy of the fully  executed  instrument  of  assignment,  sublease,  transfer  or hypothecation,  in form and substance  reasonably  satisfactory to Landlord.  Tenant agrees to pay to Landlord,  as additional rent, fifty percent (50%) of all sums and other  consideration  payable to and for the benefit of Tenant by the Transferee  (other than a Permitted  Transferee) in excess of the rent payable under this Lease for the same period and portion of the  Premises.  In  calculating  excess rent or other  consideration  which may be payable to
Landlord under this Section 14.4,  Tenant will be entitled to deduct commercially  reasonable third party brokerage commissions,  tenant  improvement  costs, and attorneys' fees and other amounts reasonably and actually expended by
Tenant in connection  with such  assignment or subletting if acceptable  written  evidence of such  expenditures is provided to Landlord.  Except as otherwise  provided in  Section 14.6,  no Transfer will release Tenant of Tenant's obligations  under this Lease or alter the  primary  liability  of Tenant to pay the rent and to perform  all other obligations  to be  performed by Tenant  hereunder.  Landlord may require  that any  Transferee  remit  directly to
Landlord on a monthly  basis,  all monies due Tenant by said  Transferee,  and each sublease  shall provide that if
Landlord  gives the  sublessee  written  notice that  Tenant is in default  under this Lease,  the  sublessee  will thereafter  make all payments due under the sublease  directly to or as directed by Landlord,  which  payments will be credited against any payments due under this Lease.  Tenant hereby  irrevocably and  unconditionally  assigns to
Landlord  as  security  for  Tenant’s  obligations  under  this Lease all rents and other  sums  payable  under any sublease of the  Premises;  provided,  however,  that  Landlord  hereby grants Tenant a license to collect all such rents and other  sums so long as Tenant is not in default  under this  Lease.  Tenant  shall,  within ten (10) days after the  execution  and delivery of any  assignment  or sublease,  deliver a duplicate  original  copy thereof to
Landlord.  Consent by  Landlord to one  Transfer  will not be deemed  consent to any  subsequent  Transfer.  In the event of default by any  Transferee  of Tenant or any  successor of Tenant in the  performance  of any of the terms hereof,  Landlord may proceed  directly  against Tenant without the necessity of exhausting  remedies  against such
Transferee  or  successor.  If Tenant  effects a Transfer  or requests  the  consent of  Landlord  to any  Transfer
(whether or not such  Transfer is  consummated),  then,  upon demand,  and as a condition  precedent to  Landlord's
consideration  of  the  proposed   assignment  or  sublease,   Tenant  agrees  to  pay  Landlord  a  non-refundable
administrative fee of Five Hundred Dollars ($500.00),  plus Landlord's  reasonable  attorneys' fees and other costs incurred by Landlord in  reviewing  such  proposed  assignment  or sublease  (whether  attributable  to  Landlord's in-house  attorneys  or  paralegals  or  otherwise),  but not to exceed One Thousand  Dollars and No/100  ($1,000).
Acceptance of the Five Hundred Dollar ($500.00)  administrative fee and/or  reimbursement of Landlord's  attorneys'
and/or  paralegal fees shall in no event  obligate  Landlord to consent to any proposed  Transfer.  Notwithstanding any contrary  provision of this Lease, if Tenant or any proposed  Transferee  claims that Landlord has unreasonably withheld  or delayed its consent to a proposed  Transfer or  otherwise  has  breached  its  obligations  under this
Section 14,  Tenant's and such Transferee's  only remedy shall be to seek a declaratory  judgment and/or injunctive relief,  and Tenant,  on behalf of itself and, to the extent permitted by law, such proposed  Transferee waives all other remedies against Landlord,  including without limitation,  the right to seek monetary damages or to terminate this Lease;  provided,  however,  (i) the  foregoing  waiver shall not apply if Landlord's  conduct has been in bad faith and (ii) if such  injunctive  or  declaratory  relief is not  available  within thirty (30) days after Tenant files the appropriate legal action, Tenant may seek monetary damages against Landlord.

14.5     Permitted  Transfers.  Notwithstanding  the  provisions of this  Section 14  to the  contrary,  Tenant may assign  this Lease or sublet the  Premises  or any  portion  thereof  (herein,  a  "Permitted  Transfer"),  without
Landlord's  consent to any entity  that  controls,  is  controlled  by or is under  common  control  with Tenant or
Guarantor,  or to any entity  resulting from a merger or consolidation  with Tenant or Guarantor,  or to any person or entity which acquires all the assets of Tenant's  business as a going concern (each, a "Permitted  Transferee"), provided  that:  (a) at least twenty (20) days prior to such  assignment or sublease,  Tenant  delivers to Landlord the financial  statements and other financial and background  information of the assignee or sublessee as described in Section 14.2 above;  (b) in the case of an assignment,  the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease,  the  sublessee  of a portion of the  Premises or Term  assumes,  in full,  the obligations  of Tenant with respect to such  portion,  other than the payment of rent)  pursuant to a  commercially reasonable  assumption  agreement,  a fully executed copy of which is delivered to Landlord within twenty (20) days following the effective date of such  assignment or subletting;  (c) Tenant  remains fully liable under this Lease;
and (d) such  transaction  is not entered into as a subterfuge  to avoid the  restrictions  and  provisions of this
Section 14.  The parties  acknowledge  that Tenant  intends for Guarantor to occupy a portion of the Premises,  and such arrangement  requires no further consent or  documentation  for so long as Guarantor agrees to be bound by the provisions of Section 17, 20 and 22 as if Guarantor were Tenant.

8875 Aero Drive
Midland Credit Management, Inc.

14.6     Release  of Tenant and  Guarantor.  In the event of an  assignment  and  assumption  of this Lease that is consented  to by  Landlord  or that  satisfies  the  requirements  of  Section 14.5,  and  provided  that as of the effective  date of such  assignment  and  assumption  (i) the  Minimum  Financial  Criteria (as defined  below) are satisfied,  (ii) no default exists under this Lease and (iii) no  circumstance  exists that would,  with the giving of notice,  the passage of time,  or both,  constitute a default  under this Lease,  then the  original  Tenant and
Guarantor shall be released from all  obligations  first arising under this Lease from and after the effective date of such assignment and assumption.  The "Minimum  Financial  Criteria" means (a) the assuming assignee has the same or  greater  tangible  net worth and EBITDA as of the  effective  date of such  assignment  and  assumption  as the original  Tenant and  Guarantor  collectively  had as of the date hereof and a  debt-to-equity  ratio not exceeding
3-to-1 as of the effective date of such assignment and assumption and  (b) Landlord  has determined,  in Landlord's sole and  absolute  discretion,  that the  assuming  assignee's  tangible  net worth and EBITDA for the  reasonably foreseeable  future after the effective date of such  assignment  and  assumption  will continue to be no less than its  tangible  net worth  and  EBITDA as of the  effective  date of such  assignment  and  assumption  and that its debt-to-equity  ratio will not exceed 3-to-1 for the  reasonably  foreseeable  future after the  effective  date of such assignment and assumption.  Tangible net worth,  EBITDA and the  debt-to-equity  ratio under this Section 14.6 shall be  determined in  accordance  with  generally  accepted  accounting  principles,  consistently  applied,  as disclosed by audited  financial  statements  reasonably  acceptable to Landlord.  "EBITDA"  means  earnings  before interest, taxes, depreciation and amortization.

15.      Entry by Landlord.  Landlord and its  employees  and agents shall at all  reasonable  times have the right to enter the  Premises  to inspect the same,  to supply any  service  required to be provided by Landlord to Tenant under this Lease,  to exhibit the Premises to  prospective  lenders or  purchasers  (or during the last year of the
Term,  to  prospective  tenants),  to post notices of  non-responsibility,  and/or to alter,  improve or repair the
Premises or any other  portion of the  Building,  all without  being  deemed  guilty of or liable for any breach of
Landlord's  covenant of quiet  enjoyment or any eviction of Tenant,  and without  abatement of rent.  In exercising such entry rights,  Landlord shall endeavor to minimize,  to the extent  reasonably  practicable,  the interference with Tenant's  business,  and shall provide Tenant with reasonable  advance written notice of such entry (except in emergency  situations and for providing scheduled  services,  if any). Landlord shall have the means which Landlord may deem proper to open  Tenant's  doors in an  emergency in order to obtain  entry to the  Premises.  Any entry to the Premises in  accordance  with this Section 15 obtained by Landlord by any of said means or otherwise  shall not under any  circumstances  be  construed  or deemed to be a forcible or unlawful  entry into,  or a detainer of, the
Premises,  or an eviction of Tenant from the  Premises or any  portion  thereof,  or grounds for any  abatement  or reduction of rent and Landlord  shall not have any  liability to Tenant for any damages or losses on account of any such entry by Landlord  except,  subject to the  provisions  of  Section 22.1,  to the extent of  Landlord's  gross negligence or willful misconduct.

16.      Utilities and Services.

16.1     Tenant  Responsibilities.  Tenant shall be solely  responsible  for and shall promptly pay all charges for heat, air conditioning,  water, gas,  electricity or any other utility used,  consumed or provided in, furnished to or attributable to the Premises at the rates charged by the supplying  utility  companies and/or  Landlord.  Should
Landlord  elect  to  supply  any or all of such  utilities,  Tenant  agrees  to  purchase  and pay for the  same as additional  rent as  apportioned  by  Landlord.  The rate to be charged to Landlord to Tenant  shall not exceed the rate  charged to Landlord  by any  supplying  utility.  Tenant  shall  reimburse  Landlord  within ten (10) days of billing for fixture  charges  and/or water tariffs,  if applicable,  which are charged to Landlord by local utility companies.  Landlord  will notify Tenant of this charge as soon as it becomes  known.  This charge will increase or decrease with current  charges  being levied  against  Landlord,  the Premises or the Building by the local utility company,  and will be due as additional  rent.  Except as provided  below, in no event shall Landlord be liable for any interruption or failure in the supply of any such utility services to Tenant.

8875 Aero Drive
Midland Credit Management, Inc.

An  "Abatement  Event"  shall be defined as an event that  prevents  Tenant from using the  Premises or any portion thereof,  as a result of any failure of utility service to the Premises  provided by Landlord,  where  (i) Tenant’s occupancy of the Premises is materially  and adversely  affected and (ii) such  failure is caused by a circumstance within the  reasonable  control of  Landlord or the  negligence  or willful  misconduct  of  Landlord,  its agents, employees or  contractors.  Tenant shall give  Landlord and any  mortgagee of Landlord (of whom Tenant is notified)
notice  ("Abatement  Notice")  of any such  Abatement  Event,  and if such  Abatement  Event  continues  beyond the
"Eligibility  Period"  (as that  term is  defined  below),  then the Basic  Rent and  Tenant's  Share of  Operating
Expenses shall be abated entirely or reduced,  as the case may be, after  expiration of the Eligibility  Period for such time that  Tenant’s  occupancy  is so  affected,  in the  proportion  that the  rentable  area of the affected portion of the Premises  bears to the total  rentable area of the  Premises.  The term  "Eligibility  Period" shall mean a period of forty-eight (48) hours after Landlord's  receipt of the applicable  Abatement  Notice.  Such right to abate Basic Rent and Tenant's  Share of Operating  Expenses  shall be Tenant's sole and exclusive  remedy at law or in equity for an Abatement  Event,  except if the Abatement Event continues for more than sixty (60) consecutive days  after the  Eligibility  Period and  affects a material  portion  of the  Premises,  in which case  Tenant may terminate  this Lease by written  notice to  Landlord  at any time the  Abatement  Event  continues  to exist.  The provisions  of this  Section 16.1  shall not apply in the event of a casualty,  as  Section 18.1  governs  Tenant's rights in the event of a casualty.

16.2     Electrical  Capacity and  Demising  Walls.  Landlord  represents  and  warrants to Tenant that,  as of the
Commencement  Date, the  electrical  systems  serving the Premises  shall have the capacity to provide  three-phase four-wire  480-volt  1,000-amp  service to the Premises and that such capacity shall not be utilized by Landlord to service the Building's  central HVAC system or other general  Building  systems.  Landlord  represents and warrants to Tenant that the  existing  demising  walls  within the  Premises are  non-structural  and can be  demolished  to accommodate Tenant’s space plan for the Premises.

16.3     Emergency  Generator.  Tenant  acknowledges  that the existing 750 KW emergency diesel powered  electrical generator  services the entire  Building and that Tenant's use thereof shall be in common with the other tenants of the Building  throughout  the entire Term.  Notwithstanding  the existence of such emergency  generator,  except as expressly provided in Section 16.1  above,  Landlord shall not liable for any failure of the emergency generator to provide emergency power to the Premises.

17.      Indemnification and Exculpation.

17.1     Tenant's  Assumption  of Risk  and  Waiver.  Except  to the  extent  such  matter  is not  covered  by the insurance  required  to be  maintained  by Tenant  under this Lease and such  matter is  attributable  to the gross negligence or willful  misconduct or breach of this Lease by Landlord or any of the Landlord  Indemnified  Parties,
Landlord shall not be liable to Tenant,  Tenant's employees,  agents or invitees for: (i) any damage to property of
Tenant,  or of others,  located in, on or about the Premises,  (ii) the loss of or damage to any property of Tenant or of others by theft or  otherwise,  (iii) any  injury or damage to  persons  or  property  resulting  from  fire, explosion,  falling plaster,  steam, gas,  electricity,  water, rain or leaks from any part of the Premises or from the pipes,  appliance  of plumbing  works or from the roof,  street or  subsurface  or from any other  places or by dampness or by any other cause of  whatsoever  nature,  or (iv) any  such damage caused by other tenants or persons in the  Premises,  occupants  of  adjacent  property of the  Project,  or the public,  or caused by  operations  in construction  of any private,  public or  quasi-public  work. All property of Tenant kept or stored on the Premises shall be so kept or stored at the sole risk of Tenant  and  Tenant  shall hold  Landlord  harmless  from any claims arising  out of damage to the same,  unless  such  damage  shall be  caused  by the  gross  negligence  or  willful misconduct  of  Landlord.  Landlord  or its  agents  shall not be liable for  interference  with the light or other intangible  rights.  Similarly,  Tenant shall not be liable to Landlord  for any matter that is covered  Landlord’s insurance, or would be covered by insurance required to be maintained by Landlord under this Lease.

17.2     Indemnification.  Tenant shall be liable for, and shall indemnify,  defend,  protect and hold the Landlord
Indemnified Parties harmless from and against,  any and all claims,  damages,  judgments,  suits, causes of action, losses, liabilities and expenses,  including attorneys' fees and court costs (collectively,  "Indemnified Claims"), arising or resulting from (a) any  occurrence at the Premises  following the date Landlord  delivers  possession of the Premises to Tenant,  unless  caused by the gross  negligence  or willful  misconduct of Landlord or its agents, employees  or  contractors,  (b) any  negligent  or willful act or  omission of Tenant or any of Tenant's  Parties;
(c) the use of the Premises and Common  Areas and conduct of Tenant's  business by Tenant or any Tenant's  Parties, or any other activity,  work or thing done,  permitted or suffered by Tenant or any Tenant's  Parties,  in or about the Premises,  the Building or elsewhere on the Project;  and/or  (d) any  default by Tenant of any  obligations on
Tenant's part to be performed  under the terms of this Lease.  In case any action or proceeding is brought  against
Landlord or any Landlord  Indemnified  Parties by reason of any such Indemnified  Claims,  Tenant, upon notice from
Landlord,  shall defend the same at Tenant's  expense by counsel  approved in writing by Landlord,  which  approval shall not be unreasonably  withheld.  Conversely,  Landlord shall  indemnify,  defend,  protect and hold Tenant and the Tenant  Indemnified  Parties  harmless from and against all  Indemnified  Claims  arising or resulting from any negligent  or willful  act or  omission of  Landlord  or any of the  Landlord  Indemnified  Parties or any of their agents,  employees,  contractors,  or invitees or any default by Landlord of any  obligations on Landlord’s part to be performed  under the terms of this Lease.  In case any action or  proceeding  is brought  against  Tenant or any
Tenant  Indemnified  Parties by reason of any such Indemnified  Claims,  Landlord,  upon notice from Tenant,  shall defend the same at  Landlord’s  expense by counsel  approved  in  writing by Tenant,  which  approval  shall not be unreasonably  withheld.  The  parties'  indemnification  obligations  under this  Section 17.2  are  subject to the waivers contained in Section 22.

8875 Aero Drive
Midland Credit Management, Inc.

17.3     Survival;  No Release of Insurers.  The parties’  indemnification  obligation  under  Section 17.2,  shall
survive  the  expiration  or  earlier   termination  of  this  Lease.  The  parties’   covenants,   agreements  and
indemnification  in Sections 17.1  and 17.2 above, are not intended to and shall not relieve any insurance  carrier of its  obligations  under  policies  required to be carried by Tenant or Landlord,  pursuant to the  provisions of this Lease.

18.      Damage or Destruction.

18.1     Landlord's  Rights and  Obligations.  In the event the Premises  are damaged by fire or other  casualty to an extent not exceeding  twenty-five percent (25%) of the full replacement cost thereof, and Landlord's  contractor estimates  in a  writing  delivered  to the  parties  that the  damage  thereto  is such that the  Premises  may be repaired,  reconstructed or restored to  substantially  its condition  immediately  prior to such damage within one hundred eighty (180) days from the date of such casualty,  and Landlord will receive insurance proceeds  sufficient to cover the  costs of such  repairs,  reconstruction  and  restoration  (including  proceeds  from  Tenant  and/or
Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Section 18.2  below),  then Landlord shall  commence and proceed  diligently  with the work of repair,  reconstruction  and  restoration  and this Lease shall  continue  in full  force  and  effect.  If,  however,  the  Premises  are  damaged  to an  extent  exceeding twenty-five percent (25%) of the full replacement cost thereof, or Landlord's  contractor  estimates that such work of repair,  reconstruction  and restoration will require longer than one hundred eighty (180) days to complete,  or
Landlord will not receive insurance  proceeds (and/or proceeds from Tenant, as applicable)  sufficient to cover the costs of such repairs, reconstruction and restoration, then Landlord may elect to either:

(a)      repair,  reconstruct  and restore the portion of the  Premises  damaged by such  casualty  (including  the
         Tenant  Improvements,  the Tenant Changes that Landlord elects to insure pursuant to Section 12.1(b)  and, to the extent of  insurance  proceeds  received  from  Tenant,  the Tenant  Changes  that  Tenant  insures pursuant to  Section 12.1(b)  and/or  20.1(a)),  in which case this Lease shall continue in full force and effect; or

(b)      terminate  this  Lease  effective  as of the date  which is thirty  (30) days  after  Tenant's  receipt of
         Landlord's election to so terminate.

For purposes of determining  whether Landlord will receive insurance proceeds  sufficient to cover the cost of such repairs,  reconstruction  and  restoration,  any deductible  amounts  carried by Landlord will be deemed  insurance proceeds,  and if Landlord has failed to maintain the  insurance  required of Landlord  under this Lease,  Landlord will be deemed to have received sufficient insurance proceeds.

8875 Aero Drive
Midland Credit Management, Inc.

Under any of the  conditions of this  Section 18.1,  Landlord  shall give written notice to Tenant of its intention to repair or  terminate  within  thirty  (30) days  after the  occurrence  of such  casualty.  Notwithstanding  the forgoing,  if the expected period of completion of the  restoration  exceeds one hundred eighty (180) days from the date of the casualty,  Tenant may terminate this Lease by giving Landlord notice of termination  within thirty (30)
days after Tenant learns of the expected period of re-construction.

18.2     Tenant's  Costs and Insurance  Proceeds.  In the event of any damage or  destruction of all or any part of the Premises,  Tenant shall  immediately:  (a) notify  Landlord thereof;  and (b) deliver to Landlord all insurance proceeds  received by Tenant with  respect to the Tenant  Improvements  and Tenant  Changes in the  Premises to the
extent such items are not covered by  Landlord's  casualty  insurance  obtained by Landlord  pursuant to Section 21 below (excluding  proceeds for Tenant's  furniture and other personal  property) and Landlord is reconstructing the
Tenant  Improvements  and Tenant Changes,  whether or not this Lease is terminated as permitted in this Section 18, and Tenant hereby assigns to Landlord all rights to receive such insurance  proceeds;  provided,  however,  if this
Lease is  terminated  as the result of the  casualty,  Tenant  will be  entitled  to all  insurance  proceeds  from
Tenant’s  insurance on account of Tenant  Changes and any portion of the Tenant  Improvements  funded from Tenant’s own funds (rather than from the Improvement Allowance).

18.3     Abatement  of Rent.  In the  event  that as a result of any such  damage,  repair,  reconstruction  and/or restoration  of the Premises,  Tenant’s use of any portion of the Premises is  substantially  impaired,  and Tenant does not use the  Premises or the portion  thereof,  then the rent shall be abated or reduced,  as the case may be, during the period that Tenant  continues  to be so affected and does not use the  Premises or portion  thereof,  in the  proportion  that the  rentable  square feet of the affected  portion of the Premises  that Tenant does not use bears to the total  rentable  square feet of the Premises.  Notwithstanding  the foregoing to the contrary,  if the damage is due to the willful  misconduct  of Tenant or any Tenant's  Parties,  there shall be no abatement of rent.
Except for abatement of rent as provided  hereinabove,  Tenant shall not be entitled to any compensation or damages for loss  of,  or  interference  with,  Tenant's  business  or use or  access  of all or any  part of the  Premises resulting from any such damage, repair, reconstruction or restoration.

18.4     Inability  to  Complete.  Notwithstanding  anything  to the  contrary  contained  in this  Section 18,  if
Landlord  is  obligated  or elects to repair,  reconstruct  and/or  restore  the  damaged  portion of the  Premises pursuant to  Section 18.1  above,  but is delayed from completing such repair,  reconstruction  and/or  restoration beyond  the date  which is the  forty-five  (45) days  after  later to occur of the date  estimated  by  Landlord's contractor for completion  thereof  pursuant to  Section 18.1  or one hundred eighty (180) days after the casualty, by reason of any causes beyond the reasonable control of Landlord  (including,  without  limitation,  any delay due to Force Majeure Delays as defined in  Section 32.16,  and delays caused by Tenant or any Tenant's  Parties),  then either  party may elect to  terminate  this  Lease  upon  thirty  (30)  days'  prior  written  notice to the other;
provided,  however,  Tenant  may not so elect to  terminate  this  Lease if the reason for such delay was caused by
Tenant or any of Tenant's Parties.

18.5     Damage to the Project.  If there is a total  destruction  of the Project or a partial  destruction  of the
Project,  the cost of  restoration  of which would  exceed  one-third  (1/3) of the then  replacement  value of the
Project,  by any cause whatsoever,  whether or not insured against and whether or not the Premises are partially or totally  destroyed,  Landlord  may within a period of thirty (30) days after the  occurrence  of such  destruction, notify  Tenant in writing that it elects not to so  reconstruct  or restore the Project,  in which event this Lease shall cease and terminate as of the date of such destruction.

18.6     Damage  Near End of Term.  In  addition  to their  termination  rights in  Sections 18.1  and 18.4  above,
Landlord and Tenant shall have the right to terminate  this Lease if any damage to the Building or Premises  occurs during  the last  twelve  (12)  months  of the Term of this  Lease (as it may have been  extended)  and  Landlord's contractor  estimates in a writing delivered to the parties that the repair,  reconstruction or restoration of such damage  cannot be  completed  within  the  earlier of  (a) the  scheduled  expiration  date of the Lease  Term,  or
(b) thirty (30) days after the date of such casualty.

8875 Aero Drive
Midland Credit Management, Inc.

18.7     Waiver of  Termination  Right.  This Lease sets forth the terms and  conditions  upon which this Lease may terminate  in the event of any damage or  destruction.  Accordingly,  the parties  hereby waive the  provisions  of
California Civil Code  Section 1932,  Subsection 2,  and  Section 1933,  Subsection 4  (and any successor  statutes thereof permitting the parties to terminate this Lease as a result of any damage or destruction).

19.      Eminent Domain.

19.1     Substantial  Taking.  Subject to the provisions of Section 19.4  below, in case the whole of the Premises, or such part  thereof  as shall  substantially  interfere  with  Tenant's  use and  occupancy  of the  Premises  as reasonably  determined  by Tenant,  shall be taken for any public or  quasi-public  purpose by any lawful  power or authority  by exercise of the right of  appropriation,  condemnation  or eminent  domain,  or sold to prevent  such taking,  either party shall have the right to terminate this Lease  effective as of the date possession is required to be surrendered to said authority.

19.2     Partial  Taking;  Abatement of Rent. In the event of a taking of a portion of the Premises  which does not substantially  interfere  with the  conduct  of  Tenant's  business,  then  neither  party  shall have the right to terminate this Lease and Landlord shall  thereafter  proceed to make a functional unit of the remaining  portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning  authority),  and rent shall be abated  with  respect to the part of the  Premises  which  Tenant  shall be so deprived on account of such taking.

19.3     Condemnation  Award.  Subject to the provisions of  Section 19.4  below,  in connection with any taking of the Premises or the  Building,  Landlord  shall be entitled to receive the entire  amount of any award which may be made or given in such  taking or  condemnation,  and  Tenant  shall not assert any claim  against  Landlord  or the taking authority for any compensation  because of such taking;  provided,  however,  if any portion of the Premises is taken,  Tenant shall be granted the right to recover from the  condemning  authority (but not from Landlord) any compensation  as may be  separately  awarded  or  recoverable  by  Tenant  for the  taking of  Tenant's  furniture, fixtures,  equipment and other personal property within the Premises,  for Tenant's  relocation  expenses,  and for any loss of goodwill or other  damage to Tenant's  business by reason of such  taking.  Landlord  and Tenant  shall equally share that portion of the condemnation award attributable to any bonus or excess value of this Lease.

19.4     Temporary  Taking.  In the  event of a taking of the  Premises  or any part  thereof  for  temporary  use,
(a) this Lease shall be and remain  unaffected  thereby and rent shall not abate,  and (b) Tenant shall be entitled to receive  for itself such  portion or  portions of any award made for such use with  respect to the period of the taking which is within the Term,  provided  that if such taking shall remain in force at the  expiration or earlier termination of this Lease,  Tenant shall perform its  obligations  under Section 9 with respect to surrender of the
Premises  and shall pay to Landlord  the portion of any award  which is  attributable  to any period of time beyond the Term expiration  date. For purpose of this  Section 19.4,  a temporary  taking shall be defined as a taking for a period of one hundred eighty (180) days or less.

19.5     Waiver of  Termination  Right.  This Lease sets forth the terms and  conditions  upon which this Lease may terminate  in the event of a taking.  Accordingly,  the parties  waive the  provisions  of the  California  Code of
Civil Procedure  Section 1265.130  and any successor or similar  statutes  permitting the parties to terminate this
Lease as a result of a taking.

20.      Tenant's Insurance.

20.1     Types of  Insurance.  On or before the  earlier of the  Commencement  Date or the date  Landlord  delivers possession of the Premises to Tenant,  and continuing  thereafter  until the  expiration of the Term,  Tenant shall obtain and keep in full force and effect, the following insurance:

8875 Aero Drive
Midland Credit Management, Inc.

(a)      Special  Form  (fka  All  Risk)  insurance,  including  fire and  extended  coverage,  sprinkler  leakage, vandalism,  malicious  mischief upon property of every description and kind owned by Tenant and located in the  Premises or the  Building,  or for which  Tenant is legally  liable or  installed  by or on behalf of
         Tenant  including,  without  limitation,  furniture,  equipment and any other personal  property,  and any
         Tenant  Changes (but  excluding the Tenant  Improvements  and any Tenant  Changes that Landlord  elects to insure  pursuant  to  Section 12.1(b)  above),  in an  amount  not less  then the  full  replacement  cost thereof.  In the event that there shall be a dispute as to the amount  which  comprises  full  replacement cost, the decision of Landlord or the mortgagees of Landlord shall be presumptive.

(b)      Commercial  general  liability  insurance  coverage,  on an occurrence basis,  including  personal injury, bodily  injury  (including  wrongful  death),  broad form  property  damage,  operations  hazard,  owner's protective  coverage,  contractual  liability (including Tenant's  indemnification  obligations under this
         Lease,  including  Section 17  hereof),  liquor  liability  (if Tenant  serves  alcohol on the  Premises), products  and  completed  operations  liability,  and  owned/non-owned  auto  liability,  with  a  general aggregate of not less than Two Million  Dollars  ($2,000,000)  and with  "umbrella" or "excess  liability"
         coverage  of not less than Seven  Million  Dollars  ($7,000,000).  The limits of such  commercial  general liability  insurance  shall be  increased  every five (5) years during the Term of this Lease to an amount reasonably required by Landlord.

(c)      Worker's  compensation and employer's liability insurance,  in statutory amounts and limits,  covering all persons  employed  in  connection  with any work done in, on or about the  Premises  for which  claims for death or bodily injury could be asserted against Landlord, Tenant or the Premises.

(d)      Loss of income,  extra  expense and business  interruption  insurance  in such  amounts as will  reimburse
         Tenant for direct or indirect loss of earnings  attributable  to all perils  commonly  insured  against by prudent  tenants or  attributable  to prevention of access to the Premises,  Tenant's  parking areas or to the  Building as a result of such  perils.  Tenant may elect to  self-insure  the risks  described in this
         Section 20.1(d),  in which event the  provisions of  Section 20.2  below shall not apply to such insurance but the  waivers  provided  in  Section 22  shall  apply  as if  Tenant  obtained  such  insurance  from a third-party.

Notwithstanding  the foregoing,  if Tenant provides  evidence  reasonably  satisfactory to Landlord that any of the insurance  required in this  Section 20.1 is no longer generally  available in the  marketplace,  the parties shall cooperate  with  each  other to  modify  the  requirements  of this  Section 20.1  in order to  provide  reasonable substitute insurance coverage that is generally available in the marketplace.

20.2     Requirements.  Each policy required to be obtained by Tenant  hereunder  shall:  (a) be issued by insurers which are approved by Landlord  and/or  Landlord's  mortgagees  and are  authorized  to do business in the state in which  the  Building  is  located  and  rated not less than  financial  class VII,  and not less than  policyholder rating A- in the most recent version of Best's Key Rating Guide;  (b) be in form reasonably  satisfactory from time to time to Landlord;  (c) name  Tenant as named  insured  thereunder  and shall name  Landlord  and, at  Landlord's request,  such other  persons or entities of which  Tenant has been  informed in writing,  as  additional  insureds thereunder,  all as their respective  interests may appear;  (d) not have a deductible  amount exceeding that which is commercially  reasonable,  which deductible amount shall be deemed self-insured with full waiver of subrogation;
(e) specifically  provide that the insurance  afforded by such policy for the benefit of additional  insureds shall be  primary,  and  any  insurance  carried  by the  additional  insureds  shall  be  excess  and  non-contributing;
(f) contain  an endorsement  that the insurer  waives its right to  subrogation  as described in Section 22  below;
(g) require the insurer to notify Landlord and the other  additional  insureds in writing not less than thirty (30)
days prior to any material change,  reduction in coverage,  cancellation or other termination thereof;  (h) contain a cross  liability or severability of interest  endorsement;  (i) be in amounts  sufficient at all times to satisfy any coinsurance  requirements  thereof and (j) provide that any loss otherwise payable  thereunder shall be payable notwithstanding  any act or omission  of  Landlord  or Tenant  which  might,  absent  such  provision,  result in a forfeiture  of all or a part  of  such  insurance  payment.  Tenant  agrees  to  deliver  to  Landlord,  as soon as practicable  after the placing of the  required  insurance,  but in no event later than the date Tenant is required to obtain such insurance as set forth in Section 20.1  above,  certificates from the insurance  company  evidencing the existence of such insurance and Tenant's  compliance with the foregoing  provisions of this Section 20.  Tenant shall cause  replacement  certificates  to be  delivered  to  Landlord  not less than thirty (30) days prior to the expiration  of any such policy or  policies.  If any such initial or  replacement  certificates  are not  furnished within the time(s)  specified  herein,  and such failure is not cured within ten (10) days following written notice thereof to Tenant,  Tenant shall be deemed to be in material  default under this Lease,  without the benefit of any additional  notice or cure period provided in Section 23.1  below,  and Landlord shall have the right,  but not the obligation, to procure such policies and certificates at Tenant's expense.

8875 Aero Drive
Midland Credit Management, Inc.

20.3     Effect on  Insurance.  Tenant  shall  not do or  permit to be done  anything  which  will  (a) violate  or invalidate  any insurance  policy  maintained by Landlord or Tenant  hereunder,  or  (b) increase  the costs of any insurance  policy  maintained by Landlord  pursuant to Section 21 or otherwise  with respect to the Building or the
Project.  If Tenant's  conduct of its  business in or on the  Premises  (as  opposed to the mere  occupancy  of the
Premises)  results in any increase in premiums for any  insurance  carried by Landlord with respect to the Building or the  Project,  Tenant  shall pay such  increase  as  additional  rent  within ten (10) days after  being  billed therefor by Landlord.  If any insurance  coverage  carried by Landlord  pursuant to  Section 21  or otherwise  with respect to the Building or the Project shall be cancelled or reduced (or  cancellation  or reduction  thereof shall be  threatened)  by reason of the conduct of Tenant’s  business or the conduct by anyone  permitted by Tenant to be upon the  Premises,  and if Tenant  fails to remedy  such  condition  within ten (10)  business  days after  notice thereof,  Tenant shall be deemed to be in default under this Lease,  without the benefit of any  additional  notice or cure period  specified in Section 23.1  below,  and Landlord shall have all remedies  provided in this Lease, at law or in equity,  including,  without  limitation,  the right (but not the  obligation) to enter upon the Premises and attempt to remedy such condition at Tenant's cost.

21.      Landlord's  Insurance.  During  the  Term,  Landlord  shall  insure  the  Common  Area  improvements,  the
Building,  the Premises,  Landlord’s Work, and the Tenant  Improvements  (excluding,  however,  Tenant's furniture, equipment and other personal  property and Tenant Changes,  unless Landlord  otherwise  elects to insure the Tenant
Changes pursuant to  Section 12.1(b)  above) against damage by fire and standard  extended coverage perils and with vandalism and malicious  mischief  endorsements,  and up to one year’s rental loss coverage.  At Landlord's option,
Landlord may procure,  earthquake  damage  coverage,  and such  additional  coverage as Landlord  reasonably  deems appropriate.  Landlord shall also carry commercial  general  liability  insurance,  in such reasonable  amounts and with such  reasonable  deductibles  as would be carried by a prudent  owner of a similar  building  in the state in which the  Building is located.  At  Landlord's  option,  all such  insurance  may be carried  under any blanket or umbrella  policies  which  Landlord has in force for other  buildings and projects.  Landlord may, but shall not be obligated to, carry at Landlord’s  sole cost any other form or forms of insurance as Landlord or the  mortgagees or ground  lessors of Landlord may  reasonably  determine  is  advisable.  The cost of insurance  obtained by Landlord pursuant to this  Section 21  (including  commercially  reasonable  deductibles)  shall be  included  in  Operating
Expenses.

22.      Waivers of Subrogation.

22.1     Mutual  Waiver of Parties.  Notwithstanding  anything in this Lease to the  contrary,  Landlord and Tenant hereby  waive their  rights  against each other with respect to any claims or damages or losses which are caused by or result  from  (a) occurrences  insured  against  under any  insurance  policy  (other  than  commercial  general liability  insurance)  carried by Landlord or Tenant (as the case may be) pursuant to the  provisions of this Lease and  enforceable  at the time of such damage or loss,  or  (b) occurrences  which would have been covered under any insurance (other than commercial  general liability  insurance)  required to be obtained and maintained by Landlord or Tenant (as the case may be) under  Sections 20  and 21 of this Lease (as  applicable)  had such  insurance  been obtained and maintained as required  therein.  The foregoing  waivers shall be in addition to, and not a limitation of, any other  waivers or  releases  contained  in this  Lease,  and shall  include  deductibles  and  self-insured retentions.

8875 Aero Drive
Midland Credit Management, Inc.

22.2     Waiver of  Insurers.  Each  party  shall  cause each  insurance  policy  (other  than  commercial  general liability  insurance)  required to be obtained by it pursuant to  Sections 20  and 21 to provide,  that the insurer waives all rights of recovery  by way of  subrogation  against  either  Landlord or Tenant,  as the case may be, in connection  with any claims,  losses and damages  covered by such  policy.  If either  party fails to maintain  any such insurance required  hereunder,  such insurance shall be deemed to be self-insured with a deemed full waiver of subrogation as set forth in the immediately preceding sentence.

23.      Tenant's Default and Landlord's Remedies.

23.1     Tenant's  Default.  The occurrence of any one or more of the following  events shall  constitute a default under this Lease by Tenant:

(a)      the failure by Tenant to make any payment of rent or additional  rent or any other payment  required to be made by Tenant  hereunder,  where such failure  continues for three (3) days after written  notice thereof from Landlord that such payment was not received;

(b)      the failure by Tenant to observe or perform  any of the  express or implied  covenants  or  provisions  of this Lease to be observed or performed  by Tenant,  other than as  specified  in  Sections 23.1(a)  or (b)
         above,  where such failure shall  continue for a period of thirty (30) days after written  notice  thereof from Landlord to Tenant;  provided,  however,  that if the nature of Tenant's  default is such that it may be cured but more than thirty (30) days are  reasonably  required  for its cure,  then Tenant shall not be deemed to be in  default  if Tenant  shall  commence  such cure  within  said  thirty  (30) day period and thereafter diligently prosecute such cure to completion;

(c)      (i) the  making by Tenant of any general  assignment for the benefit of creditors,  (ii) the  filing by or against  Tenant of a petition to have  Tenant or any  guarantor  hereof  adjudged a bankrupt or a petition for  reorganization  or  arrangement  under  any law  relating  to  bankruptcy  (unless,  in the case of a petition  filed against  Tenant or any guarantor  hereof,  the same is dismissed  within sixty (60) days),
         (iii) the  appointment  of a trustee or  receiver  to take  possession  of  substantially  all of Tenant's assets  located  at the  Premises  or of  Tenant's  interest  in this  Lease  or of  substantially  all of guarantor's  assets,  where  possession is not restored to Tenant or guarantor  within sixty (60) days, or
         (iv) the  attachment,  execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's  interest in this Lease where such seizure is not  discharged  within sixty
         (60) days;

(d)      any material  representation  or warranty made by Tenant in this Lease or any other document  delivered in connection  with the  execution  and  delivery  of this  Lease or  pursuant  to this  Lease  proves  to be incorrect in any material respect; or

(e)      Tenant  shall  be  liquidated  or  dissolved  or  shall  begin  proceedings  towards  its  liquidation  or dissolution.

Any notice sent by Landlord to Tenant  pursuant to this  Section 23.1  shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161.

23.2     Landlord's  Remedies;  Termination.  In the event of any such default by Tenant,  in addition to any other remedies  available to Landlord under this Lease, at law or in equity,  Landlord shall have the immediate option to terminate  this Lease and all rights of Tenant  hereunder.  In the event that Landlord  shall elect to so terminate this Lease, then Landlord may recover from Tenant:

(a)      the worth at the time of award of any unpaid rent which had been  earned at the time of such  termination;
         plus

8875 Aero Drive
Midland Credit Management, Inc.

(b)      the worth at the time of the award of the amount by which the unpaid  rent  which  would have been  earned after  termination  until the time of award  exceeds the amount of such  rental  loss that  Tenant  proves could have been reasonably avoided; plus

(c)      the worth at the time of award of the  amount by which the unpaid  rent for the  balance of the term after the time of award exceeds the amount of such rental loss that Tenant  proves could be reasonably  avoided;
         plus

(d)      any other amount  necessary to compensate  Landlord for all the detriment  proximately  caused by Tenant's failure to perform its obligations  under this Lease or which, in the ordinary course of things,  would be likely  to  result  therefrom  including,  but not  limited  to:  unamortized  Tenant  Improvement  costs;
         attorneys' fees;  unamortized brokers' commissions;  the costs of refurbishment,  alterations,  renovation and repair of the Premises;  and removal  (including  the repair of any damage caused by such removal) and storage (or  disposal)  of  Tenant's  personal  property,  equipment,  fixtures,  Tenant  Changes,  Tenant
         Improvements and any other items which Tenant is required under this Lease to remove but does not remove.

As used in  Sections 23.2(a)  and 23.2(b) above, the "worth at the time of award" is computed by allowing  interest at the Interest Rate set forth in  Section 1.14 of the Summary.  As used in  Section 23.2(c)  above,  the "worth at the time of award" is computed by discounting  such amount at the discount rate of the Federal  Reserve Bank of San
Francisco at the time of award plus one percent (1%).

23.3     Landlord's  Remedies;  Re-Entry  Rights.  In the event of any such  default by Tenant,  in addition to any other  remedies  available to Landlord under this Lease,  at law or in equity,  Landlord shall also have the right, with or without  terminating  this Lease,  to re-enter the  Premises  and remove all persons and property  from the
Premises;  such property may be removed,  stored and/or  disposed of pursuant to  Section 12.4 of this Lease or any other  procedures  permitted  by  applicable  law.  No re-entry or taking  possession  of the  Premises by Landlord pursuant to this  Section 23.3,  and no acceptance of surrender of the Premises or other action on Landlord's part, shall be  construed as an election to terminate  this Lease unless a written  notice of such  intention be given to
Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

23.4     Landlord's  Remedies;  Continuation of Lease.  In the event of any such default by Tenant,  in addition to any other remedies  available to Landlord under this Lease,  at law or in equity,  Landlord shall have the right to continue  this Lease in full force and  effect,  whether or not Tenant  shall  have  abandoned  the  Premises.  The foregoing  remedy shall also be available to Landlord  pursuant to  California  Civil Code  Section 1951.4  and any successor  statute  thereof  in the event  Tenant has  abandoned  the  Premises.  In the event  Landlord  elects to continue this Lease in full force and effect  pursuant to this  Section 23.4,  then  Landlord  shall be entitled to enforce all of its rights and  remedies  under this Lease,  including  the right to recover rent as it becomes due.
Landlord's  election not to terminate this Lease pursuant to this  Section 23.4  or pursuant to any other provision of this Lease,  at law or in equity,  shall not preclude  Landlord  from  subsequently  electing to terminate  this
Lease or pursuing any of its other remedies.

23.5     Landlord's Right to Perform.  Except as specifically  provided  otherwise in this Lease, all covenants and agreements  by Tenant under this Lease shall be  performed by Tenant at Tenant's  sole cost and expense and without any  abatement  or offset of rent.  If Tenant shall fail to pay any sum of money (other than Basic Rent) or perform any other act on its part to be paid or  performed  hereunder  and such failure  shall  continue for three (3) days with respect to monetary  obligations  (or ten (10) days with respect to non-monetary  obligations  (except in case of emergencies,  in which such case, such shorter period of time as is reasonable under the  circumstances))  after
Tenant's  receipt of written notice thereof from Landlord,  Landlord may,  without waiving or releasing Tenant from any of Tenant's  obligations,  make such  payment or perform  such other act on behalf of Tenant.  All sums so paid by Landlord  and all  necessary  incidental  costs  incurred by  Landlord  in  performing  such other acts shall be payable by Tenant to Landlord within five (5) days after demand therefor as additional rent.

8875 Aero Drive
Midland Credit Management, Inc.

23.6     Interest.  If any monthly  installment of Basic Rent or Common Area Expenses,  or any other amount payable by Tenant  hereunder is not received by Landlord by the date when due, it shall bear  interest at the Interest Rate set forth in  Section 1.14  of the  Summary  from the date due  until  paid.  All  interest,  and any late  charges imposed pursuant to Section 23.7  below, shall be considered  additional rent due from Tenant to Landlord under the terms of this Lease.

23.7     Late Charges.  Tenant  acknowledges  that, in addition to interest  costs,  the late payments by Tenant to
Landlord  of any rent or other sums due under this Lease will cause  Landlord to incur  costs not  contemplated  by this Lease,  the exact amount of such costs being  extremely  difficult  and  impractical  to fix. Such other costs include,  without  limitation,  processing,  administrative  and  accounting  charges and late  charges that may be imposed  on  Landlord  by the terms of any  mortgage,  deed of trust or  related  loan  documents  encumbering  the
Premises,  the Building or the Project.  Accordingly,  if any rent or any other amount payable by Tenant  hereunder is not  received by Landlord  by the due date  thereof,  Tenant  shall pay to  Landlord  an  additional  sum of Two
Thousand Five Hundred and No/100 Dollars  ($2,500.00) as a late charge,  but in no event more than the maximum late charge allowed by law; provided,  however,  with respect to the first late payment during any consecutive  12-month period,  Tenant shall not be obligated to pay the foregoing late charge unless  Landlord fails to receive such sums within  five (5)  business  days  following  Landlord's  delivery  to Tenant of written  notice  that such sums are delinquent.  The parties agree that such late charge  represents a fair and  reasonable  estimate of the costs that
Landlord  will incur by reason of any late payment as  hereinabove  referred to by Tenant,  and the payment of late charges and interest are  distinct and separate in that the payment of interest is to  compensate  Landlord for the use of  Landlord's  money by Tenant,  while the payment of late charges is to  compensate  Landlord for  Landlord's processing,  administrative  and other costs  incurred by  Landlord  as a result of Tenant's  delinquent  payments.
Acceptance  of a late charge or interest  shall not  constitute  a waiver of Tenant's  default  with respect to the overdue  amount or prevent  Landlord  from  exercising  any of the other rights and remedies  available to Landlord under this Lease or at law or in equity now or hereafter in effect.

23.8     Intentionally Omitted.

23.9     Rights  and  Remedies  Cumulative.  All  rights,  options  and  remedies  of  Landlord  contained  in this
Section 23  and elsewhere in this Lease shall be construed and held to be  cumulative,  and no one of them shall be exclusive of the other,  and Landlord  shall have the right to pursue any one or all of such  remedies or any other remedy or relief  which may be provided by law or in equity,  whether or not stated in this Lease.  Nothing in this
Section 23  shall be deemed to limit or  otherwise  affect  Tenant's  indemnification  of Landlord  pursuant to any provision of this Lease.

23.10    Tenant's  Waiver of  Redemption.  Tenant hereby waives and  surrenders  for itself and all those  claiming under it,  including  creditors of all kinds,  (i) any right and  privilege  which it or any of them may have under any present or future law to redeem any of the Premises or to have a  continuance  of this Lease after  termination of this Lease or of  Tenant's  right of  occupancy  or  possession  pursuant  to any court  order or any  provision hereof,  and (ii) the  benefits of any present or future law which exempts  property from liability for debt or for distress for rent.

23.11    Costs Upon Default and  Litigation.  Tenant shall pay to Landlord and its  mortgagees as  additional  rent all the expenses  incurred by Landlord or its mortgagees in connection with any default by Tenant  hereunder or the exercise of any remedy by reason of any  default by Tenant  hereunder,  including  reasonable  attorneys'  fees and expenses.  If Landlord or its mortgagees  shall be made a party to any litigation  commenced  against Tenant or any litigation  pertaining to this Lease or the Premises,  at the option of Landlord and/or its mortgagees,  Tenant, at its expense,  shall provide  Landlord and/or its mortgagees with counsel approved by Landlord and/or its mortgagees and shall pay all costs incurred or paid by Landlord and/or its mortgagees in connection with such litigation.

24.      Landlord's  Default.  Landlord shall not be in default in the  performance  of any obligation  required to be performed by Landlord  under this Lease unless  Landlord  has failed to perform such  obligation  within  thirty
(30) days after the receipt of written  notice  from Tenant  specifying  in detail  Landlord's  failure to perform;
provided  however,  that if the  nature of  Landlord's  obligation  is such that  more  than  thirty  (30) days are required  for its  performance,  then  Landlord  shall not be deemed in default if it  commences  such  performance within  such  thirty  (30) day period and  thereafter  diligently  pursues  the same to  completion.  Upon any such uncured  default  by  Landlord,  Tenant may  exercise  any of its rights  provided  in law or at equity;  provided, however:  (a) Tenant  shall have no right to offset or abate rent in the event of any  default  by  Landlord  under this  Lease,  except to the extent  offset  rights are  specifically  provided to Tenant in this Lease or Tenant is awarded a judgment  against  Landlord (in which event Tenant may offset the amount of such judgment against rent if
Landlord  fails to pay the same  within  thirty  (30) days after such  judgment  is no longer  subject to  appeal);
(b) Tenant  shall have no right to terminate this Lease; and  (c) Tenant's  rights and remedies  hereunder shall be limited  to the  extent  (i) Tenant  has  expressly  waived in this  Lease any of such  rights or  remedies  and/or
(ii) this Lease  otherwise  expressly  limits  Tenant's rights or remedies,  including the limitation on Landlord's liability contained in Section 31 hereof.

8875 Aero Drive
Midland Credit Management, Inc.

Notwithstanding  the  foregoing,  in the event (i) a  court of  competent  jurisdiction  has  determined  (and such determination is no longer subject to appeal) that Landlord is in default,  (ii) such  default  materially  affects
Tenant's use and enjoyment of the Premises,  and  (iii) Landlord  fails,  within a reasonable period time following such determination, to remedy such default, Tenant may terminate this Lease upon written notice to Landlord.

25.      Subordination.  At the election of Landlord or any mortgagee of a mortgage or a  beneficiary  of a deed of trust now or hereafter  encumbering all or any portion of the Building or the Project,  or any lessor of any ground or master lease now or hereafter  affecting all or any portion of the Building or the Project,  this Lease shall be subject  and  subordinate  at all times to such  ground or master  leases (and such  extensions  and  modifications thereof),  and to the lien of such mortgages and deeds of trust (as well as to any advances made  thereunder and to all renewals,  replacements,  modifications and extensions thereof); provided, however, as a condition precedent to such  subordination  to a future  mortgage,  deed of trust or ground or master lease,  Tenant shall have received a commercially  reasonable  non-disturbance  agreement  from  the  holder  of such  instrument.  Notwithstanding  the foregoing,  Landlord shall have the right to subordinate  or cause to be  subordinated  any or all ground or master leases  or the lien of any or all  mortgages  or deeds of trust to this  Lease.  In the  event  that any  ground or master lease  terminates  for any reason or any mortgage or deed of trust is  foreclosed or a conveyance in lieu of foreclosure  is made for any reason,  at the election of Landlord's  successor in interest,  Tenant shall attorn to and become the tenant of such  successor.  Tenant  hereby  waives its rights  under any current or future law which gives or purports to give Tenant any right to terminate this Lease and the  obligations of Tenant  hereunder as the consequence  of any such  foreclosure  proceeding  or sale.  Tenant  covenants and agrees to execute and deliver to
Landlord  within ten (10) days after receipt of written demand by Landlord and in the form  reasonably  required by
Landlord,  any  additional  documents  evidencing the priority or  subordination  of this Lease with respect to any such ground or master  lease or the lien of any such  mortgage or deed of trust or  Tenant's  agreement  to attorn.
Should Tenant fail to sign and return any such  documents  within said ten (10) day period,  and if such failure is not cured  within an  additional  ten (10) days  following  written  notice  thereof,  Tenant  shall be in  default hereunder without the benefit of any additional notice or cure periods specified in Section 23.1 above.

26.      Estoppel Certificate.

26.1     Obligations.  Within ten (10) days  following  Landlord's  or Tenant’s  written  request,  the other party shall execute and deliver to the requesting party an estoppel  certificate,  in a form substantially similar to the form of Exhibit "F"  attached  hereto  (modified as appropriate if Landlord is the certifying  party),  certifying:
(a) the  Commencement  Date of this Lease;  (b) that this Lease is unmodified  and in full force and effect (or, if modified,  that this  Lease is in full  force and  effect as  modified,  and  stating  the date and  nature of such modifications);  (c) the  date to which the rent and other sums payable  under this Lease have been paid;  (d) that there are not, to the best of the certifying  party’s  knowledge,  any defaults under this Lease by either Landlord or Tenant,  except as specified in such certificate;  and (e) such other matters as are reasonably requested by the requesting  party.  Any such estoppel  certificate  delivered  pursuant to this  Section 26.1 may be relied upon by any mortgagee,  beneficiary,  purchaser or prospective  purchaser of any portion of the Project, or any beneficiary designated by Tenant, as well as their assignees.

8875 Aero Drive
Midland Credit Management, Inc.

26.2     Failure to Deliver.  If Tenant or Landlord  fails to deliver such estoppel  certificate  within such time, and such  failure is not cured within ten (10) days  following  written  notice  thereof,  then such failure  shall constitute  a  default  hereunder,  without  the  applicability  of  the  notice  and  cure  periods  specified  in
Section 23.1  above,  and shall be conclusive upon the defaulting  party that:  (a) this Lease is in full force and effect without  modification,  except as may be represented by the non-defaulting  party;  (b) there are no uncured defaults in Landlord's or Tenant's  performance  (other than the defaulting party’s failure to deliver the estoppel certificate); and (c) not more than one (1) month's rental has been paid in advance.

27.      Intentionally Omitted.

28.      Modification and Cure Rights of Landlord's Mortgagees and Lessors.

28.1     Modifications.  If, in  connection  with  Landlord's  obtaining or entering  into any  financing or ground lease for any portion of the Building or the Project,  the lender or ground lessor shall request  modifications  to this  Lease,  Tenant  shall,  within ten (10) days after  request  therefor,  execute  an  amendment  to this Lease including such  modifications,  provided such  modifications  are  reasonable,  do not increase the  obligations of
Tenant  hereunder,  or adversely  affect the leasehold estate created hereby or Tenant's rights  hereunder,  all as determined in Tenant's reasonable judgment.

28.2     Cure Rights.  In the event of any default on the part of Landlord,  Tenant will give notice by  registered or certified  mail to any  beneficiary  of a deed of trust or mortgagee  covering the Premises or ground  lessor of
Landlord whose address shall have been furnished to Tenant,  and shall offer such beneficiary,  mortgagee or ground lessor a reasonable opportunity to cure the default as Landlord.

29.      Quiet  Enjoyment.  Landlord  covenants  and agrees with Tenant  that,  upon Tenant  performing  all of the covenants  and  provisions on Tenant's part to be observed and  performed  under this Lease  (including  payment of rent  hereunder),  Tenant shall and may peaceably and quietly have,  hold and enjoy the Premises in accordance with and  subject to the terms and  conditions  of this Lease as  against  all  persons  claiming  by,  through or under
Landlord.

30.      Transfer of  Landlord's  Interest.  The term  "Landlord"  as used in this Lease,  so far as  covenants  or obligations  on the part of the  Landlord  are  concerned,  shall be limited to mean and include  only the owner or owners,  at the time in  question,  of the fee title to, or a lessee's  interest in a ground lease of, the Project.
In the event of any  transfer or  conveyance  of any such title or interest  (other  than a transfer  for  security purposes  only),  the transferor  shall be  automatically  relieved of all covenants and obligations on the part of
Landlord  contained in this Lease.  Landlord  and  Landlord's  transferees  and  assignees  shall have the absolute right to transfer  all or any portion of their  respective  title and interest in the Project,  the  Building,  the
Premises  and/or this Lease without the consent of Tenant,  and such transfer or subsequent  transfer  shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

31.      Limitation  on Landlord's  Liability.  Notwithstanding  anything  contained in this Lease to the contrary, the  obligations  of Landlord  under this Lease  (including any actual or alleged breach or default by Landlord) do not constitute personal  obligations of the individual  partners,  directors,  officers or shareholders of Landlord or Landlord's  partners,  and Tenant shall not seek recourse against the individual partners,  directors,  officers or  shareholders  of Landlord or Landlord's  partners,  or any of their  personal  assets for  satisfaction  of any liability with respect to this Lease. In addition,  in consideration of the benefits  accruing  hereunder to Tenant and  notwithstanding  anything  contained in this Lease to the  contrary,  Tenant  hereby  covenants and agrees for itself and all of its  successors and assigns that the liability of Landlord for its  obligations  under this Lease
(including any liability as a result of any actual or alleged  failure,  breach or default  hereunder by Landlord), shall be limited  solely to, and  Tenant's and its  successors'  and assigns'  sole and  exclusive  remedy shall be against, Landlord's interest in the Project, and no other assets of Landlord.

8875 Aero Drive
Midland Credit Management, Inc.

32.      Miscellaneous.

32.1     Governing  Law.  This Lease  shall be governed  by, and  construed  pursuant  to, the laws of the state in which the Premises are located.

32.2     Successors and Assigns.  Subject to the provisions of Section 30  above, and except as otherwise  provided in this Lease,  all of the  covenants,  conditions  and  provisions of this Lease shall be binding upon,  and shall inure to the benefit of, the parties hereto and their  respective  heirs,  personal  representatives  and permitted successors  and  assigns;  provided,  however,  no rights  shall inure to the benefit of any  Transferee  of Tenant unless the Transfer to such Transferee is made in compliance with the provisions of Section 14.

32.3     No Merger.  The  voluntary  or other  surrender  of this Lease by Tenant or a mutual  termination  thereof shall not work as a merger  and  shall,  at the  option  of  Landlord,  either  (a) terminate  all or any  existing subleases, or (b) operate as an assignment to Landlord of Tenant's interest under any or all such subleases.

32.4     Professional  Fees. If either  Landlord or Tenant should bring suit or arbitration  against the other with respect to this Lease,  including for unlawful  detainer or any other relief against the other hereunder,  then all costs  and  expenses  incurred  by  the  prevailing  party  therein  (including,  without  limitation,  its  actual appraisers',  accountants',  attorneys' and other  professional fees,  expenses and court costs),  shall be paid by the other party.

32.5     Waiver.  The waiver by either  party of any breach by the other party of any term,  covenant or  condition herein  contained  shall  not be  deemed to be a waiver  of any  subsequent  breach of the same or any other  term, covenant and condition  herein  contained,  nor shall any custom or practice which may become  established  between the parties in the  administration  of the terms  hereof be deemed a waiver of, or in any way affect,  the right of any party to insist  upon the  performance  by the other in strict  accordance  with said  terms.  No waiver of any default of either party  hereunder  shall be implied from any  acceptance by Landlord or delivery by Tenant (as the case may be) of any rent or other  payments due hereunder or any omission by the  non-defaulting  party to take any action on account of such  default if such  default  persists or is  repeated,  and no express  waiver shall affect defaults  other than as specified in said waiver.  The  subsequent  acceptance of rent  hereunder by Landlord shall not be deemed to be a waiver of any  preceding  breach by Tenant of any term,  covenant or  condition of this Lease other than the failure of Tenant to pay the  particular  rent so accepted,  regardless of  Landlord's  knowledge of such preceding breach at the time of acceptance of such rent.

32.6     Terms and  Headings.  The words  "Landlord"  and "Tenant" as used herein shall  include the plural as well as the singular.  Words used in any gender  include  other  genders.  The Section  headings of this Lease are not a part of this Lease and shall  have no effect  upon the  construction  or  interpretation  of any part  hereof.  Any deletion of language  from this Lease prior to its  execution  by Landlord  and Tenant  shall not be  construed  to raise any presumption,  canon of construction or implication,  including,  without limitation, any implication that the parties  intended  thereby to state the converse of the deleted  language.  Whenever the consent or approval of a party is required under this Lease,  such party may not unreasonably  withhold,  delay, or condition its approval or consent, unless a different standard is specified.

32.7     Time.  Time is of the essence with respect to performance  of every  provision of this Lease in which time or  performance is a factor.  All  references in this Lease to "days" shall mean calendar days unless  specifically modified herein to be "business" days.

32.8     Prior  Agreements;  Amendments.  This Lease,  including  the Summary and all Exhibits and Riders  attached hereto contains all of the covenants,  provisions,  agreements,  conditions and understandings between Landlord and
Tenant  concerning the Premises and any other matter covered or mentioned in this Lease,  and no prior agreement or understanding,  oral or written,  express or implied,  pertaining to the Premises or any such other matter shall be effective  for any  purpose.  No  provision  of this  Lease may be amended  or added to except by an  agreement  in writing signed by the parties  hereto or their  respective  successors in interest.  The parties  acknowledge  that all prior  agreements,  representations  and negotiations  are deemed  superseded by the execution of this Lease to the extent they are not expressly incorporated herein.

8875 Aero Drive
Midland Credit Management, Inc.

32.9     Separability.  The  invalidity  or  unenforceability  of any  provision of this Lease (except for Tenant's obligation to pay Basic Rent and Operating  Expenses under Sections 3 and 4 hereof) shall in no way affect,  impair or  invalidate  any other  provision  hereof,  and such other  provisions  shall remain valid and in full force and effect to the fullest extent permitted by law.

32.10    Recording.  Neither  Landlord  nor Tenant  shall  record this Lease,  but Tenant and  Landlord  shall,  at either  party's  request,  cause a  Memorandum  of this Lease to be  promptly  executed  and  recorded  in the real property  records of San Diego  County,  California.  The party  requesting  recordation  of a Memorandum  shall be responsible  for all recording fees incurred in connection  therewith.  If a Memorandum is recorded,  Tenant shall, upon the  expiration  or earlier  termination  of this Lease,  execute,  acknowledge  and deliver to Landlord  such instruments as Landlord may require in order to release the Memorandum of record,  which  obligation  shall survive the expiration or termination of this Lease.

32.11    Exhibits  and Riders.  All  Exhibits  and Riders  attached to this Lease are hereby  incorporated  in this
Lease for all purposes as though set forth at length herein.

32.12    Auctions.  Tenant  shall have no right to conduct any auction in, on or about the  Premises,  the Building or the Project.

32.13    Accord and  Satisfaction.  No payment by Tenant or receipt by  Landlord  of a lesser  amount than the rent payment herein  stipulated  shall be deemed to be other than on account of the rent,  nor shall any  endorsement or statement  on any  check  or any  letter  accompanying  any  check or  payment  as rent be  deemed  an  accord  and satisfaction,  and Landlord may accept such check or payment without  prejudice to Landlord's  right to recover the balance of such rent or pursue any other remedy  provided in this Lease.  Tenant  agrees that each of the foregoing covenants  and  agreements  shall be  applicable to any covenant or agreement  either  expressly  contained in this
Lease or imposed by any statute or at common law.

32.14    Financial  Statements.  Upon thirty (30) days prior  written  request from  Landlord  (which  Landlord may make at any time  during  the Term but no more often  than once in any  calendar  year),  Tenant  shall  deliver to
Landlord  a  current  financial  statement  of  Tenant.  Such  statements  shall be  prepared  in  accordance  with generally  acceptable  accounting  principles.  Notwithstanding  the  foregoing,  Tenant  shall not be  required to provide any such financial statements so long as its financial statements are publicly available.

32.15    No  Partnership.  Landlord  does not,  in any way or for any  purpose,  become a partner  of Tenant in the conduct of its business,  or otherwise,  or joint venturer or a member of a joint  enterprise with Tenant by reason of this Lease.

32.16    Force  Majeure.  In the event that either party  hereto shall be delayed or hindered in or prevented  from the  performance  of any act  required  hereunder by reason of strikes,  lock-outs,  labor  troubles,  inability to procure materials,  failure of power,  governmental  moratorium or other governmental action or inaction (including failure, refusal or delay in issuing permits,  approvals and/or authorizations),  injunction or court order, riots, insurrection,  war,  fire,  earthquake,  flood or other  natural  disaster or other reason of a like nature not the fault of the  party  delaying  in  performing  work or doing  acts  required  under the  terms of this  Lease  (but excluding delays due to financial  inability) (herein  collectively,  "Force Majeure Delays"),  then performance of such act shall be excused for the period of the delay and the period for the  performance  of any such act shall be extended for a period  equivalent  to the period of such delay.  The  provisions  of this  Section 32.16  shall not apply to nor operate to excuse  Tenant from the payment of Basic Rent,  Operating  Expenses,  percentage  rent,  if any,  additional  rent or any other  payments  strictly in accordance  with the terms of this Lease.  Force Majeure
Delays  shall not include any delay  resulting  from the failure of the  existing  tenant of the Premises to vacate the Premises by June 1, 2004.

8875 Aero Drive
Midland Credit Management, Inc.

32.17    Counterparts.  This Lease may be executed in one or more  counterparts,  each of which shall constitute an original and all of which shall be one and the same agreement.

32.18    Non-Discrimination.  Tenant  acknowledges  and agrees that there shall be no  discrimination  against,  or segregation of, any person,  group of persons,  or entity on the basis of race, color, creed,  religion,  age, sex, marital status,  national origin,  or ancestry in the leasing,  subleasing,  transferring,  assignment,  occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

33.      Lease Execution.

33.1     Tenant's  Authority.  If  Tenant  or  Landlord  executes  this  Lease  as  a  limited  liability  company, partnership  or  corporation,  then Tenant or Landlord,  as applicable,  represents and warrants that:  (a) it is a duly organized and validly  existing limited  liability  company,  partnership or corporation,  as the case may be, and is qualified to do business in the state in which the Premises are located;  (b) such  persons and/or  entities executing  this Lease are duly  authorized  to execute and deliver this Lease on Tenant's or  Landlord’s  behalf in accordance  with the Tenant's or Landlord’s  operating  agreement  (if a limited  liability  company),  Tenant's or
Landlord’s  partnership  agreement (if a partnership),  or a duly adopted resolution of Tenant's board of directors and Tenant's or Landlord’s  by-laws (if a  corporation);  and (c) this  Lease is binding upon Tenant or Landlord in accordance with its terms.  Concurrently  with the mutual  execution of this Lease,  the parties shall provide each other  with a copy of any  documents  reasonably  requested  by the  other  party  evidencing  such  qualification, organization, existence and authorization.

33.2     Joint and Several  Liability.  If more than one person or entity  executes this Lease as Tenant:  (a) each of them is and shall be jointly and severally  liable for the covenants,  conditions,  provisions and agreements of this Lease to be kept,  observed and  performed by Tenant;  and (b) the act or signature  of, or notice from or to, any one or more of them with  respect to this Lease shall be binding  upon each and all of the persons and entities executing  this  Lease as Tenant  with the same force and effect as if each and all of them had so acted or signed, or given or received such notice.

33.3     No Option.  The  submission  of this Lease for  examination  or execution by Tenant does not  constitute a reservation  of or option for the Premises  and this Lease shall not become  effective as a Lease until it has been executed by Landlord and delivered to Tenant.

33.4     Guaranty.  Concurrently  with Tenant's  execution of this Lease,  Tenant shall cause  Guarantor to execute and deliver to Landlord a Lease Guaranty in the form and substance of Exhibit "H" attached hereto.

34.      Waiver  of Jury  Trial.  Each  Party  hereby  waives  any right to a trial by jury in any  action  seeking specific  performance  of any  provision of this Lease,  for damages for any breach under this Lease,  or otherwise for enforcement of any right or remedy hereunder.

35.      Tenant's  Exclusive  Right.  Except as  provided  in this  Section 35,  from and  after  the date  hereof,
Landlord  agrees not to enter into any lease for space in the Project,  or sell any  building in the Project,  to a
Competitor.  A  "Competitor"  means any entity whose primary  business at the Project is consumer debt  collection.
The foregoing  restriction  will not apply to a lease or sale to a Competitor who has been permitted to do so based upon or as a result of an action or order by a court or a subletting or  assignment of an existing  lease that does not give Landlord the right to disapprove of the  subletting or assignment  based on this  provision or the sale of any  building in the Project  subsequent  to its sale by Landlord or a renewal,  extension or amendment of the BofA
Lease.  The exclusive right granted under this Section 35 shall  automatically  terminate and become void and of no further  force or effect  (a) upon the  occurrence of a default by Tenant under this Lease that is not cured within the applicable  notice and cure period,  (b) if Tenant or a Permitted  Transferee ceases to conduct a consumer debt collection  business within the entire Premises,  excluding  cessations due to Force Majeure Delays or (c) if there is an assignment or subletting other than pursuant to Section 14.5.

8875 Aero Drive
Midland Credit Management, Inc.

36.      Communication  Equipment.  Subject to all governmental  laws,  rules and regulations,  Tenant and Tenant's contractors  (which shall first be  reasonably  approved by  Landlord)  shall have the right and access to install, repair,  replace,  remove,  operate and maintain  satellite  dishes or other similar  devices,  such as antennae or similar devices,  together with all cable,  wiring,  conduits and related equipment  (collectively,  "Communication
Equipment"),  for  the  purpose  of  receiving  and  sending  radio,  television,   computer,  telephone  or  other
communication  signals to and from the Premises in connection  with Tenant's use of the Premises,  at a location on the roof of the Building  designated  by Landlord and  reasonably  acceptable  to Tenant.  Such use of the roof for
Communication  Equipment  shall be at no  additional  charge to Tenant  during  the Lease  Term and any  extensions thereof.  Tenant shall ensure that any  Communication  Equipment  installed by Tenant does not  interfere  with any equipment  installed on the roof of the Building prior to Tenant's  installation  of its  Communication  Equipment.
Tenant shall retain  Landlord's  designated  roofing  contractor to make any necessary  penetrations and associated repairs to the roof in order to preserve  Landlord's  roof  warranty.  Tenant's  installation  and operation of the
Communication Equipment shall be governed by the following terms and conditions:

36.1     Tenant's right to install,  replace,  repair,  remove,  operate and maintain the  Communication  Equipment shall be subject to all  governmental  laws, rules and regulations and Landlord makes no  representation  that such laws, rules and regulations  permit such  installation and operation.  Further,  Tenant's  Communication  Equipment shall not  cause the  Building  rooftop  to  violate  any  laws,  rules  and/or  regulations  and  Tenant  shall be responsible for ensuring that its use does not cause such a violation.

36.2     All plans and  specifications  for the Communication  Equipment shall be subject to Landlord's  reasonable approval.

36.3     All costs of  installation,  operation and  maintenance of the  Communication  Equipment and any necessary related equipment (including,  without limitation,  costs of obtaining any necessary permits and connections to the
Building's  electrical  system) shall be borne by Tenant.  Landlord agrees to cooperate (at no expense to Landlord)
with Tenant in obtaining such permits and connections.

36.4     It is  expressly  understood  that  Landlord  retains  the right to use the roof of the  Building  for any purpose  whatsoever  provided  that Landlord  shall not unduly  interfere  with  Tenant's use of the  Communication
Equipment.

36.5     Tenant  shall  use the  Communication  Equipment  so as not to cause any  interference  or danger to other tenants in the Building or with any other  tenant's or  licensee's  communication  equipment  installed on the roof prior to Tenant's  installation of its  Communication  Equipment,  and not to damage the Building or interfere with the normal operation of the Building.

36.6     Landlord shall not have any obligations  with respect to the  Communication  Equipment.  Landlord makes no representation that the Communication  Equipment will be able to receive or transmit  communication signals without interference or disturbance  (whether or not by reason of the  installation  or use of similar  equipment by others on the roof of the Building) and Tenant agrees that Landlord shall not be liable to Tenant therefor.

36.7     Tenant shall (i) be solely  responsible for any damage caused as a result of the Communication  Equipment,
(ii) promptly pay any tax,  license or permit fees charged  pursuant to any laws or regulations in connection  with the  installation,  maintenance  or use of  the  Communication  Equipment  and  comply  with  all  precautions  and safeguards  recommended  by all  governmental  authorities,  and (iii) be  responsible  for any necessary  repairs, replacements to or maintenance of the Communication Equipment.

36.8     The  Communication  Equipment  shall  remain  the  sole  property  of  Tenant.  Tenant  shall  remove  the
Communication  Equipment  and related  equipment at Tenant's  sole cost and expense upon the  expiration  or sooner termination of this Lease or upon the imposition of any  governmental  law or regulation which may require removal, and shall repair the Building  upon such  removal to the extent  required by such work of removal.  If Tenant fails to remove the  Communication  Equipment  and repair the Building  within  thirty (30) days after the  expiration or earlier  termination of this Lease,  Landlord may do so at Tenant's  expense.  The provisions of this  Section 36.8 shall survive the expiration or earlier termination of this Lease.

8875 Aero Drive
Midland Credit Management, Inc.

36.9     The  Communication  Equipment  shall be deemed to  constitute  a portion of the  Premises  for purposes of
Sections 17 and 20 of this Lease.

36.10    Tenant shall be entitled,  at no additional  charge,  to use its pro rata share of the existing  risers of the Building to install its  Communications  Equipment;  provided that Landlord makes no  representation  regarding the capacity of such risers.  In the event  additional  capacity is needed,  Tenant shall have the right to provide such  additional  capacity,  subject to Landlord's  prior  written  approval of the methods and manner of providing such additional capacity, which consent may be withheld in Landlord's reasonable discretion.

36.11    Tenant  hereby  agrees  to  comply  with all  regulations,  laws and  codes  applicable  to the use of its
Communications  Equipment,  including,  without  limitation,  FCC and OSHA regulations  relating to radio frequency
("RF")  emissions.  Further,  Tenant  represents  and warrants that the operation of the  Communications  Equipment will not cause the Building  rooftop to violate the maximum  permissible  exposure  rules  established  by OSHA. At
Landlord's option based on reasonable  evidence of Tenant’s  violation of this paragraph,  Tenant shall (i) pay the cost of a study of the Building  rooftop to ensure that  Tenant's use  pursuant to this  Section 36  will not cause the rooftop to be in  violation of any RF  emissions  requirements,  which study shall be performed by a contractor reasonably  approved by Landlord,  and (ii) take any steps required by any applicable  laws to cause the use of the
Communications  Equipment  to comply  with such  laws,  including  implementation  of an RF  safety  program  which complies with all OSHA and FCC regulations.

37.      Tenant's Conditions  Precedent.  Tenant's  obligations under this Lease are subject to the satisfaction of the following conditions by the following dates:

37.1     Title Policy.  Tenant's  receipt,  within five (5) business days following the full execution and delivery of this Lease and a memorandum  thereof,  of a standard  coverage title insurance  policy from First American Title
Insurance Company insuring Tenant's  leasehold  interest in the Premises subject only to the exceptions  identified on  Exhibit "I"  attached  hereto and such other matters that are  reasonably  acceptable  to Tenant.  Tenant shall exercise its best efforts to cause the satisfaction of this condition by such date.

37.2     BofA  Consent.  Landlord  shall have  delivered  to Tenant,  by April 16, 2004,  evidence  that the tenant under the BofA Lease has confirmed that the following  will not violate the  provisions of the BofA Lease:  (i) the use of the Premises as a call center,  and the  operation  of a training  facility as a minor  component of another primary use of the Premises and (ii) exterior signage using the name or logo of Tenant or Guarantor.

If either of the foregoing  conditions is not satisfied by the applicable date,  Tenant may terminate this Lease by giving  Landlord  written  notice  thereof  within five (5) business  days  following  such date,  but prior to the satisfaction of the applicable condition.

8875 Aero Drive
Midland Credit Management, Inc.

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

"TENANT"                                             MIDLAND CREDIT MANAGEMENT, INC.,
                                                     a Kansas corporation

                                                     * By:  /s/ Carl C. Gregory, III
                                                           Print Name:  Carl C. Gregory, III
                                                           Print Title: President

                                                       By:  /s/ Robin R. Pruitt
                                                           Print Name:  Robin R. Pruitt
                                                           Print Title: Sr. V.P. and General Counsel

"LANDLORD"                                           LBA REALTY FUND-HOLDING CO. I., LLC,
                                                     a Delaware limited liability company

                                                     By: /s/ Phil A. Belling
                                                          Print Name:  Phil A. Belling
                                                          Print Title: Authorized Signatory

--------------------------

*        NOTE:
If Tenant is a California corporation, then one of the following alternative requirements must be satisfied:
(A)      This Lease must be signed by two (2) officers of such corporation:  one being the chairman of the board, the president or a vice president, and the other being the secretary, an assistant secretary, the chief financial officer or an assistant treasurer.  If one (1) individual is signing in two (2) of the foregoing capacities, that individual must indicate the two (2) capacities.
(B)      If the requirements of (A) above are not satisfied, then Tenant shall deliver to Landlord a certified copy of a corporate resolution in the form reasonably acceptable to Landlord authorizing the signatory(ies) to execute this Lease.

If Tenant is a corporation  incorporated in a state other than California,  then Tenant shall deliver to Landlord a certified  copy  of a  corporate  resolution  in  the  form  reasonably  acceptable  to  Landlord  authorizing  the signatory(ies) to execute this Lease.

8875 Aero Drive
Midland Credit Management, Inc.

                                            ACKNOWLEDGMENT BY GUARANTOR

         By its  execution  hereof,  the  undersigned  agrees that,  with  respect to the periods  during which the undersigned  occupies the Premises,  the provisions of  Sections 17,  20 and 22 of this Lease shall be binding upon the undersigned as if the undersigned were Tenant.

                                                     ENCORE CAPITAL GROUP, INC.,
                                                     a Delaware corporation

                                                     By:  /s/ Carl C. Gregory, III
                                                          Print Name:  Carl C. Gregory, III
                                                          Print Title: CEO and President

8875 Aero Drive
Midland Credit Management, Inc.